                         Copyright(C)1992 by International Swap Dealers Association, Inc.

                       Copyright(C)1992 by International Swap Dealers Association, Inc.

(MULTICURRENCY--CROSS BORDER)

                                                     ISDA(R)
                                 International Swap Dealers Association, Inc.

                                               MASTER AGREEMENT
                                         dated as of February 23, 2007
                                                               U.S. BANK NATIONAL ASSOCIATION, NOT IN ITS INDIVIDUAL
                                                                CAPACITY BUT SOLELY AS SUPPLEMENTAL INTEREST TRUST
                                                      and        TRUSTEE FOR THE BENEFIT OF RASC SERIES 2007- KS2
                JPMORGAN CHASE BANK                           SUPPLEMENTAL INTEREST TRUST WITH RESPECT TO HOME EQUITY
                                                              MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES
                                                                                      2007-KS2
      _______________________________________                        _________________________________________
                    ("Party A")                                                     ("Party B")

have entered and/or anticipate entering into one or more transactions (each a "Transaction") that are or will be governed by this Master Agreement, which includes the schedule (the "Schedule"), and the documents and  other  confirming  evidence  (each a  "Confirmation")  exchanged  between  the  parties  confirming  those
Transactions.

Accordingly, the parties agree as follows:--

1.       INTERPRETATION

(a)      DEFINITIONS.  The terms  defined in  Section 14 and in the  Schedule  will have the  meanings  therein specified for the purpose of this Master Agreement.

(b)      INCONSISTENCY.  In the event of any  inconsistency  between the  provisions  of the  Schedule  and the other  provisions  of this Master  Agreement,  the Schedule  will  prevail.  In the event of any  inconsistency between  the  provisions  of any  Confirmation  and  this  Master  Agreement  (including  the  Schedule),  such
Confirmation will prevail for the purpose of the relevant Transaction.

(c)      SINGLE  AGREEMENT.  All  Transactions  are  entered  into in  reliance  on the fact that  this  Master
Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this "Agreement"), and the parties would not otherwise enter into any Transactions.

2.       OBLIGATIONS

(a)      GENERAL CONDITIONS.

(i)      Each party  will make each  payment  or  delivery  specified  in each  Confirmation  to be made by it, subject to the other provisions of this Agreement.

(ii)     Payments under this Agreement will be made on the due date for value on that date in the place of the account  specified in the relevant  Confirmation or otherwise  pursuant to this  Agreement,  in freely  transferable  funds and in the manner customary for payments in the required  currency.  Where settlement  is by delivery  (that is, other than by payment),  such  delivery will be made for receipt on the due date in the manner  customary for the relevant  obligation  unless  otherwise  specified in the relevant Confirmation or elsewhere in this Agreement.

(iii)    Each obligation of each party under Section 2(a)(i) is subject to (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is  continuing,  (2) the  condition  precedent  that no Early  Termination  Date in respect of the relevant  Transaction  has  occurred  or been  effectively  designated  and (3) each other  applicable condition precedent specified in this Agreement.

(b)      CHANGE OF  ACCOUNT.  Either  party may change its  account  for  receiving  a payment or  delivery  by giving  notice to the other  party at least  five  Local  Business  Days  prior to the  scheduled  date for the payment or delivery to which such change  applies  unless such other party gives timely  notice of a reasonable objection to such change.

(c)      NETTING.  If on any date amounts would otherwise be payable:--

(i)      in the same currency; and

(ii)     in respect of the same Transaction,

by each party to the other,  then,  on such date,  each party's  obligation  to make payment of any such amount will be  automatically  satisfied and discharged  and, if the aggregate  amount that would  otherwise have been payable by one party exceeds the aggregate  amount that would  otherwise  have been payable by the other party, replaced by an  obligation  upon the party by whom the larger  aggregate  amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more  Transactions  that a net amount will be  determined in respect of all amounts  payable on the same date in the same  currency in respect of such  Transactions,  regardless of whether  such  amounts  are  payable  in  respect  of the same  Transaction.  The  election  may be made in the
Schedule or a  Confirmation  by  specifying  that  subparagraph  (ii) above will not apply to the  Transactions identified as being subject to the election,  together with the starting date (in which case  subparagraph (ii)
above will not,  or will cease to,  apply to such  Transactions  from such  date).  This  election  may be made separately for different  groups of Transactions  and will apply  separately to each pairing of Offices through which the parties make and receive payments or deliveries.

(d)      DEDUCTION OR WITHHOLDING FOR TAX.

(i)      GROSS-UP.  All payments under this  Agreement  will be made without any deduction or  withholding  for or on account of any Tax unless such deduction or  withholding  is required by any applicable  law, as modified by the practice of any relevant  governmental  revenue authority,  then in effect. If a party is so required to deduct or withhold, then that party ("X") will:--

(1)      promptly notify the other party ("Y") of such requirement;

(2)      pay to the relevant  authorities  the full amount  required to be deducted or withheld  (including the full amount  required to be deducted or withheld  from any  additional  amount paid by X to Y under this  Section 2(d))  promptly upon the earlier of  determining  that such  deduction or withholding is required or receiving notice that such amount has been assessed against Y;

(3)      promptly  forward to Y an official receipt (or a certified  copy), or other  documentation  reasonably acceptable to Y, evidencing such payment to such authorities; and

(4)      if such Tax is an  Indemnifiable  Tax,  pay to Y, in addition  to the payment to which Y is  otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net  amount  actually  received  by Y (free and  clear of  Indemnifiable  Taxes,  whether assessed  against  X or Y) will  equal  the full  amount Y would  have  received  had no such deduction  or  withholding  been  required.  However,  X will  not  be  required  to pay  any additional amount to Y
                  to the extent that it would not be required to be paid but for:--

(A)      the failure by Y to comply with or perform any agreement contained in
                      Section 4(a)(i), 4(a)(iii) or 4(d); or

(B)      the  failure of a  representation  made by Y pursuant to Section  3(f) to be accurate  and true unless such  failure  would  not  have  occurred  but for  (I)  any  action  taken  by a  taxing authority,  or  brought  in a court of  competent  jurisdiction,  on or after the date on which a  Transaction  is entered  into  (regardless  of whether  such  action is taken or brought with respect to a party to this Agreement) or (II) a Change in Tax Law.

(ii)     LIABILITY.  If:--

(1)      X is  required by any  applicable  law, as  modified  by the  practice  of any  relevant  governmental revenue  authority,  to make any deduction or  withholding in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4);

(2)      X does not so deduct or withhold; and

(3)      a liability resulting from such Tax is assessed directly against X,

         then,  except to the extent Y has satisfied or then  satisfies the liability  resulting from such Tax,
         Y will promptly pay to X the amount of such liability  (including any related  liability for interest, but including any related  liability for penalties  only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

(e)      DEFAULT  INTEREST;  OTHER  AMOUNTS.  Prior to the  occurrence  or  effective  designation  of an Early
Termination  Date in respect of the  relevant  Transaction,  a party that  defaults in the  performance  of any payment  obligation  will,  to the extent  permitted  by law and  subject to Section  6(c),  be required to pay interest  (before as well as after  judgment)  on the  overdue  amount to the other party on demand in the same currency as such  overdue  amount,  for the period from (and  including)  the  original due date for payment to
(but  excluding)  the date of actual  payment,  at the Default  Rate.  Such  interest will be calculated on the basis of daily  compounding  and the actual  number of days elapsed.  If, prior to the  occurrence or effective designation  of an Early  Termination  Date in respect of the  relevant  Transaction,  a party  defaults in the performance  of any  obligation  required  to be settled by  delivery,  it will  compensate  the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

3.       REPRESENTATIONS

Each party  represents  to the other party (which  representations  will be deemed to be repeated by each party on each date on which a Transaction  is entered into and, in the case of the  representations  in Section 3(f), at all times until the termination of this Agreement) that:--

(a)      BASIC REPRESENTATIONS.

(i)      STATUS.  It is  duly  organised  and  validly  existing  under  the  laws of the  jurisdiction  of its organisation or incorporation and, if relevant under such laws, in good standing;

(ii)     POWERS.  It has the power to execute  this  Agreement  and any other  documentation  relating  to this
         Agreement to which it is a party,  to deliver this Agreement and any other  documentation  relating to this Agreement that it is required by this Agreement to deliver and to perform its  obligations  under this Agreement and any  obligations  it has under any Credit  Support  Document to which it is a party and has taken all necessary action to authorise such execution, delivery and performance;

(iii)    NO VIOLATION OR CONFLICT.  Such  execution,  delivery and  performance do not violate or conflict with any law  applicable to it, any  provision of its  constitutional  documents,  any order or judgment of any court or other  agency of  government  applicable  to it or any of its  assets or any  contractual restriction binding on or affecting it or any of its assets;

(iv)     CONSENTS.  All  governmental  and other  consents  that are required to have been  obtained by it with respect to this  Agreement or any Credit  Support  Document to which it is a party have been  obtained and are in full force and effect and all conditions of any such consents have been complied with; and

(v)      OBLIGATIONS  BINDING.  Its obligations  under this Agreement and any Credit Support  Document to which it is a party  constitute its legal,  valid and binding  obligations,  enforceable in accordance  with their respective terms (subject to applicable bankruptcy,  reorganisation,  insolvency,  moratorium or similar laws affecting  creditors' rights generally and subject,  as to  enforceability,  to equitable principles of general  application  (regardless  of whether  enforcement  is sought in a proceeding in equity or at law)).

(b)      ABSENCE OF CERTAIN  EVENTS.  No Event of Default or Potential  Event of Default or, to its  knowledge,
Termination  Event with respect to it has occurred and is continuing  and no such event or  circumstance  would occur as a result of its  entering  into or  performing  its  obligations  under this  Agreement  or any Credit
Support Document to which it is a party.

(c)      ABSENCE OF  LITIGATION.  There is not pending or, to its  knowledge,  threatened  against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court,  tribunal,  governmental body,  agency or official or any arbitrator that is likely to affect the legality,  validity or  enforceability against it of this  Agreement or any Credit  Support  Document to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.

(d)      ACCURACY OF SPECIFIED  INFORMATION.  All applicable  information that is furnished in writing by or on behalf of it to the other party and is  identified  for the purpose of this Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.

(e)      PAYER TAX REPRESENTATION.  Each  representation  specified in the Schedule as being made by it for the purpose of this Section 3(e) is accurate and true.

(f)      PAYEE TAX  REPRESENTATIONS.  Each  representation  specified  in the  Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

4.       AGREEMENTS

Each party  agrees  with the other  that,  so long as either  party has or may have any  obligation  under this
Agreement or under any Credit Support Document to which it is a party:--

(a)      FURNISH  SPECIFIED  INFORMATION.  It will  deliver  to the  other  party or, in  certain  cases  under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs:

(i)      any  forms,  documents  or  certificates  relating  to  taxation  specified  in  the  Schedule  or any
         Confirmation;

(ii)     any other documents specified in the Schedule or any Confirmation; and

(iii)    upon  reasonable  demand by such other party,  any form or document that may be required or reasonably requested  in  writing in order to allow such other  party or its Credit  Support  Provider  to make a payment  under this  Agreement or any  applicable  Credit  Support  Document  without any deduction or withholding  for or on account of any Tax or with such  deduction or withholding at a reduced rate (so long as the  completion,  execution  or  submission  of such form or  document  would  not  materially prejudice  the legal or  commercial  position of the party in receipt of such  demand),  with any such form or  document to be accurate  and  completed  in a manner  reasonably  satisfactory  to such other party and to be executed and to be delivered with any reasonably required certification,

in each case by the date specified in the Schedule or such  Confirmation  or, if none is specified,  as soon as reasonably practicable.

(b)      MAINTAIN  AUTHORISATIONS.  It will use all  reasonable  efforts to  maintain  in full force and effect all  consents of any  governmental  or other  authority  that are required to be obtained by it with respect to this  Agreement or any Credit Support  Document to which it is a party and will use all  reasonable  efforts to obtain any that may become necessary in the future.

(c)      COMPLY WITH LAWS.  It will comply in all  material  respects  with all  applicable  laws and orders to which it may be  subject  if  failure  so to  comply  would  materially  impair  its  ability  to  perform  its obligations under this Agreement or any Credit Support Document to which it is a party.

(d)      TAX AGREEMENT.  It will give notice of any failure of a  representation  made by it under Section 3(f)
to be accurate and true promptly upon learning of such failure.

(e)      PAYMENT OF STAMP TAX.  Subject to Section  11, it will pay any Stamp Tax levied or imposed  upon it or in respect of its execution or performance of this  Agreement by a  jurisdiction  in which it is  incorporated, organised,  managed and  controlled,  or considered  to have its seat,  or in which a branch or office  through which it is acting for the purpose of this Agreement is located ("Stamp Tax  Jurisdiction")  and will indemnify the other  party  against  any Stamp Tax  levied or  imposed  upon the other  party or in  respect of the other party's  execution or  performance  of this  Agreement by any such Stamp Tax  Jurisdiction  which is not also a
Stamp Tax Jurisdiction with respect to the other party.

5.       EVENTS OF DEFAULT AND TERMINATION EVENTS

(a)      EVENTS OF DEFAULT.  The occurrence at any time with respect to a party or, if  applicable,  any Credit
Support  Provider  of  such  party  or any  Specified  Entity  of such  party  of any of the  following  events constitutes an event of default (an "Event of Default") with respect to such party:--

(i)      FAILURE TO PAY OR DELIVER.  Failure by the party to make,  when due, any payment under this  Agreement or delivery  under  Section  2(a)(i) or 2(e) required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

(ii)     BREACH OF  AGREEMENT.  Failure by the party to comply  with or perform  any  agreement  or  obligation
         (other than an obligation to make any payment under this Agreement or delivery  under Section  2(a)(i)
         or 2(e) or to give  notice  of a  Termination  Event or any  agreement  or  obligation  under  Section
         4(a)(i),  4(a)(iii) or 4(d)) to be complied  with or performed  by the party in  accordance  with this
         Agreement  if such  failure  is not  remedied  on or before  the  thirtieth  day after  notice of such failure is given to the party;

(iii)    CREDIT SUPPORT DEFAULT.

(1)      Failure by the party or any  Credit  Support  Provider  of such  party to comply  with or perform  any agreement or  obligation  to be complied  with or performed by it in  accordance  with any Credit
              Support Document if such failure is continuing after any applicable grace period has elapsed;

(2)      the  expiration  or  termination  of such  Credit  Support  Document or the failing or ceasing of such
              Credit  Support  Document  to be in full force and effect for the purpose of this  Agreement  (in either  case  other  than  in  accordance  with  its  terms)  prior  to the  satisfaction  of all obligations of such party under each  Transaction to which such Credit Support  Document  relates without the written consent of the other party; or

(3)      the party or such Credit Support Provider  disaffirms,  disclaims,  repudiates or rejects, in whole or in part, or challenges the validity of, such Credit Support Document;

(iv)     MISREPRESENTATION.  A representation  (other than a representation  under Section 3(e) or (f)) made or repeated or deemed to have been made or repeated by the party or any Credit  Support  Provider of such party in this  Agreement or any Credit  Support  Document  proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

(v)      DEFAULT UNDER  SPECIFIED  TRANSACTION.  The party,  any Credit  Support  Provider of such party or any applicable  Specified  Entity of such party (1)  defaults  under a Specified  Transaction  and,  after giving effect to any applicable  notice  requirement or grace period,  there occurs a liquidation  of, an acceleration  of obligations  under, or an early  termination of, that Specified  Transaction,  (2)
         defaults,  after giving effect to any applicable  notice  requirement  or grace period,  in making any payment or delivery  due on the last  payment,  delivery or exchange  date of, or any payment on early termination of, a Specified  Transaction (or such default  continues for at least three Local Business
         Days if there is no  applicable  notice  requirement  or grace period) or (3)  disaffirms,  disclaims, repudiates or rejects,  in whole or in part, a Specified  Transaction  (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

(vi)     CROSS  DEFAULT.  If "Cross  Default" is  specified  in the  Schedule  as  applying  to the party,  the occurrence  or  existence  of (1) a  default,  event of default or other  similar  condition  or event
         (however

         described)  in respect of such party,  any Credit  Support  Provider  of such party or any  applicable
         Specified  Entity of such party under one or more  agreements  or  instruments  relating to  Specified
         Indebtedness of any of them  (individually  or  collectively)  in an aggregate amount of not less than the applicable  Threshold  Amount (as specified in the Schedule)  which has resulted in such Specified
         Indebtedness  becoming,  or becoming  capable at such time of being  declared,  due and payable  under such agreements or  instruments,  before it would otherwise have been due and payable or (2) a default by such party,  such Credit Support Provider or such Specified  Entity  (individually or collectively)
         in making one or more  payments on the due date  thereof in an  aggregate  amount of not less than the applicable  Threshold  Amount  under  such  agreements  or  instruments  (after  giving  effect to any applicable notice requirement or grace period);

(vii)    BANKRUPTCY.  The party, any Credit Support  Provider of such party or any applicable  Specified Entity of such party:--

(1)      is dissolved (other than pursuant to a consolidation,  amalgamation or merger);  (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its  inability  generally to pay its debts as they become due; (3) makes a general  assignment,  arrangement or  composition  with or for the benefit of its  creditors;  (4)  institutes  or has  instituted  against it a proceeding seeking a judgment of  insolvency  or  bankruptcy  or any other relief under any  bankruptcy  or insolvency  law or other similar law  affecting  creditors'  rights,  or a petition is presented for its  winding-up  or  liquidation,  and,  in the  case of any  such  proceeding  or  petition instituted  or presented  against it, such  proceeding  or petition (A) results in a judgment of insolvency  or  bankruptcy or the entry of an order for relief or the making of an order for its winding-up or  liquidation  or (B) is not  dismissed,  discharged,  stayed or restrained in each case within 30 days of the  institution or  presentation  thereof;  (5) has a resolution  passed
               for  its   winding-up,   official   management  or   liquidation   (other  than  pursuant  to  a
               consolidation,  amalgamation  or merger);  (6) seeks or becomes subject to the appointment of an administrator,  provisional  liquidator,  conservator,  receiver,  trustee,  custodian  or other similar  official for it or for all or  substantially  all its assets;  (7) has a secured  party take  possession  of  all  or  substantially  all  its  assets  or  has a  distress,  execution, attachment,  sequestration or other legal process levied,  enforced or sued on or against all or substantially  all its assets and such secured party maintains  possession,  or any such process is not  dismissed,  discharged,  stayed or restrained,  in each case within 30 days  thereafter;
               (8) causes or is subject to any event with  respect to it which,  under the  applicable  laws of any  jurisdiction,  has an analogous effect to any of the events specified in clauses (1) to (7)
               (inclusive);  or (9) takes any action in furtherance  of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

(viii)   MERGER WITHOUT  ASSUMPTION.  The party or any Credit Support  Provider of such party  consolidates  or amalgamates  with,  or merges  with or into,  or  transfers  all or  substantially  all its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer:--

(1)      the  resulting,  surviving or transferee  entity fails to assume all the  obligations of such party or such Credit Support  Provider  under this  Agreement or any Credit Support  Document to which it or its  predecessor  was a party by  operation  of law or  pursuant to an  agreement  reasonably satisfactory to the other party to this Agreement; or

(2)      the benefits of any Credit  Support  Document fail to extend  (without the consent of the other party)
               to the performance by such resulting,  surviving or transferee  entity of its obligations  under this Agreement.

(b)      TERMINATION  EVENTS.  The  occurrence  at any time with  respect  to a party or,  if  applicable,  any
Credit  Support  Provider  of such party or any  Specified  Entity of such party of any event  specified  below constitutes  an  Illegality  if the event is specified  in (i) below,  a Tax Event if the event is specified in
(ii) below or a Tax Event Upon  Merger if the event is  specified  in (iii)  below,  and,  if  specified  to be applicable, a Credit Event

Upon Merger if the event is specified  pursuant to (iv) below or an Additional  Termination  Event if the event is specified pursuant to (v) below:--

(i)      ILLEGALITY.  Due to the  adoption of, or any change in, any  applicable  law after the date on which a
         Transaction is entered into, or due to the  promulgation of, or any change in, the  interpretation  by any court,  tribunal or regulatory  authority with competent  jurisdiction of any applicable law after such date, it becomes  unlawful  (other than as a result of a breach by the party of Section 4(b)) for such party (which will be the Affected Party):--

(1)      to perform  any  absolute  or  contingent  obligation  to make a payment or  delivery  or to receive a payment or  delivery  in respect of such  Transaction  or to comply  with any other  material provision of this Agreement relating to such Transaction; or

(2)      to perform,  or for any Credit  Support  Provider of such party to perform,  any  contingent  or other obligation  which the party (or such Credit  Support  Provider) has under any Credit  Support
                  Document relating to such Transaction;

(ii)     TAX  EVENT.  Due to (x) any action  taken by a taxing  authority,  or brought in a court of  competent jurisdiction,  on or after the date on which a  Transaction  is entered  into  (regardless  of whether such  action is taken or brought  with  respect to a party to this  Agreement)  or (y) a Change in Tax
         Law, the party (which will be the Affected  Party) will, or there is a substantial  likelihood that it will,  on the next  succeeding  Scheduled  Payment  Date (1) be  required to pay to the other party an additional  amount in respect of an Indemnifiable Tax under Section  2(d)(i)(4)  (except in respect of interest  under  Section  2(e),  6(d)(ii)  or 6(e)) or (2)  receive a payment  from which an amount is required to be deducted  or withheld  for or on account of a Tax (except in respect of interest  under
         Section  2(e),  6(d)(ii) or 6(e)) and no  additional  amount is required to be paid in respect of such
         Tax under Section 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or (B));

(iii)    TAX EVENT UPON MERGER.  The party (the  "Burdened  Party") on the next  succeeding  Scheduled  Payment
         Date will  either (1) be  required  to pay an  additional  amount in respect of an  Indemnifiable  Tax under Section 2(d)(i)(4)  (except in respect of interest under Section 2(e),  6(d)(ii) or 6(e)) or (2)
         receive a payment  from  which an amount  has been  deducted  or  withheld  for or on  account  of any
         Indemnifiable  Tax in respect of which the other  party is not  required to pay an  additional  amount
         (other  than by  reason  of  Section  2(d)(i)(4)(A)  or (B)),  in  either  case as a result of a party consolidating  or  amalgamating  with, or merging with or into, or transferring  all or  substantially all its assets to,  another  entity  (which  will be the  Affected  Party)  where such action does not constitute an event described in Section 5(a)(viii);

(iv)     CREDIT  EVENT UPON MERGER.  If "Credit  Event Upon Merger" is specified in the Schedule as applying to the party,  such party ("X"), any Credit Support  Provider of X or any applicable  Specified Entity of
         X consolidates  or  amalgamates  with, or merges with or into, or transfers all or  substantially  all its assets to,  another  entity and such  action does not  constitute  an event  described  in Section
         5(a)(viii) but the  creditworthiness  of the resulting,  surviving or transferee  entity is materially weaker than that of X, such Credit  Support  Provider or such  Specified  Entity,  as the case may be, immediately  prior  to  such  action  (and,  in such  event,  X or its  successor  or  transferee,  as appropriate, will be the Affected Party); or

(v)      ADDITIONAL  TERMINATION  EVENT. If any "Additional  Termination Event" is specified in the Schedule or any  Confirmation  as applying,  the occurrence of such event (and, in such event,  the Affected Party or Affected  Parties shall be as specified for such  Additional  Termination  Event in the Schedule or such Confirmation).

(c)      EVENT OF DEFAULT AND  ILLEGALITY.  If an event or  circumstance  which would  otherwise  constitute or give rise to an Event of Default also  constitutes an Illegality,  it will be treated as an Illegality and will not constitute an Event of Default.

6.     EARLY TERMINATION

(a)      RIGHT TO TERMINATE  FOLLOWING  EVENT OF DEFAULT.  If at any time an Event of Default with respect to a party (the  "Defaulting  Party") has  occurred  and is then  continuing,  the other party (the  "Non-defaulting
Party") may, by not more than 20 days notice to the Defaulting  Party specifying the relevant Event of Default, designate a day not earlier than the day such notice is effective  as an Early  Termination  Date in respect of all  outstanding  Transactions.  If,  however,  "Automatic  Early  Termination" is specified in the Schedule as applying to a party,  then an Early  Termination  Date in respect of all  outstanding  Transactions  will occur immediately  upon the  occurrence  with  respect  to such  party of an Event of  Default  specified  in Section
5(a)(vii)(1),  (3),  (5),  (6) or,  to the  extent  analogous  thereto,  (8),  and as of the  time  immediately preceding the  institution of the relevant  proceeding or the  presentation  of the relevant  petition upon the occurrence  with  respect to such party of an Event of Default  specified  in Section  5(a)(vii)(4)  or, to the extent analogous thereto, (8).

(b)      RIGHT TO TERMINATE FOLLOWING TERMINATION EVENT.

(i)      NOTICE.  If a Termination  Event occurs,  an Affected Party will,  promptly upon becoming aware of it, notify  the  other  party,  specifying  the  nature  of  that  Termination  Event  and  each  Affected
         Transaction  and will also give such  other  information  about  that  Termination  Event as the other party may reasonably require.

(ii)     TRANSFER TO AVOID  TERMINATION  EVENT.  If either an  Illegality  under  Section  5(b)(i)(1)  or a Tax
         Event  occurs  and there is only one  Affected  Party,  or if a Tax Event Upon  Merger  occurs and the
         Burdened  Party is the  Affected  Party,  the  Affected  Party will,  as a  condition  to its right to designate an Early  Termination Date under Section  6(b)(iv),  use all reasonable  efforts (which will not  require  such party to incur a loss,  excluding  immaterial,  incidental  expenses)  to  transfer within 20 days after it gives notice under Section 6(b)(i) all its rights and  obligations  under this
         Agreement  in respect of the Affected  Transactions  to another of its Offices or  Affiliates  so that such Termination Event ceases to exist.

         If the  Affected  Party is not able to make such a transfer  it will give notice to the other party to that effect  within such 20 day period,  whereupon  the other party may effect such a transfer  within
         30 days after the notice is given under Section 6(b)(i).

         Any such transfer by a party under this Section  6(b)(ii) will be subject to and conditional  upon the prior  written  consent of the other party,  which  consent will not be withheld if such other party's policies in effect at such time would  permit it to enter into  transactions  with the  transferee  on the terms proposed.

(iii)    TWO AFFECTED  PARTIES.  If an Illegality under Section  5(b)(i)(1) or a Tax Event occurs and there are two Affected  Parties,  each party will use all reasonable  efforts to reach agreement  within 30 days after notice thereof is given under Section 6(b)(i) on action to avoid that Termination Event.

(iv)     RIGHT TO TERMINATE.  If:--

(1)      a transfer under Section  6(b)(ii) or an agreement  under  Section 6(b)(iii),  as the case may be, has not  been  effected  with  respect  to all  Affected  Transactions  within  30 days  after an
                  Affected Party gives notice under Section 6(b)(i); or

(2)      an  Illegality  under  Section  5(b)(i)(2),  a Credit Event Upon Merger or an  Additional  Termination
                  Event occurs,  or a Tax Event Upon Merger  occurs and the Burdened  Party is not the Affected
                  Party,

         either  party in the case of an  Illegality,  the  Burdened  Party  in the  case of a Tax  Event  Upon
         Merger,  any Affected Party in the case of a Tax Event or an Additional  Termination Event if there is more than one Affected  Party,  or the party which is not the  Affected  Party in the case of a Credit
         Event Upon Merger or an Additional Termination Event if there is only one Affected Party may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then continuing,  designate  a day  not  earlier  than  the  day  such  notice  is  effective  as an  Early
         Termination Date in respect of all Affected Transactions.

(c)      EFFECT OF DESIGNATION.

(i)      If  notice  designating  an Early  Termination  Date is given  under  Section 6(a)  or (b),  the Early
         Termination  Date will occur on the date so  designated,  whether or not the relevant Event of Default or Termination Event is then continuing.

(ii)     Upon the occurrence or effective  designation  of an Early  Termination  Date, no further  payments or deliveries  under Section 2(a)(i) or 2(e) in respect of the Terminated  Transactions  will be required to be made,  but without  prejudice to the other  provisions of this  Agreement.  The amount,  if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

(d)      CALCULATIONS.

(i)      STATEMENT.  On or as soon as reasonably  practicable  following the occurrence of an Early Termination
         Date,  each party will make the  calculations  on its part, if any,  contemplated  by Section 6(e) and will provide to the other party a statement  (1) showing,  in  reasonable  detail,  such  calculations
         (including  all relevant  quotations  and  specifying  any amount  payable under Section 6(e)) and (2)
         giving  details  of the  relevant  account to which any  amount  payable  to it is to be paid.  In the absence of written  confirmation  from the source of a  quotation  obtained  in  determining  a Market
         Quotation,  the records of the party  obtaining  such  quotation  will be  conclusive  evidence of the existence and accuracy of such quotation.

(ii)     PAYMENT  DATE.  An amount  calculated  as being due in  respect  of any Early  Termination  Date under
         Section 6(e) will be payable on the day that notice of the amount  payable is  effective  (in the case of an Early  Termination  Date which is  designated  or occurs as a result of an Event of Default) and on the day which is two Local  Business  Days after the day on which  notice of the amount  payable is effective (in the case of an Early  Termination  Date which is designated as a result of a Termination
         Event).  Such  amount  will be paid  together  with (to the extent  permitted  under  applicable  law)
         interest  thereon  (before  as  well  as  after  judgment)  in the  Termination  Currency,  from  (and including) the relevant  Early  Termination  Date to (but  excluding) the date such amount is paid, at the  Applicable  Rate.  Such interest will be  calculated  on the basis of daily  compounding  and the actual number of days elapsed.

(e)      PAYMENTS ON EARLY  TERMINATION.  If an Early Termination Date occurs,  the following  provisions shall apply based on the  parties'  election in the  Schedule of a payment  measure,  either  "Market  Quotation"  or
"Loss",  and a payment  method,  either the "First  Method" or the  "Second  Method".  If the  parties  fail to designate a payment  measure or payment  method in the Schedule,  it will be deemed that "Market  Quotation" or the "Second  Method",  as the case may be,  shall  apply.  The amount,  if any,  payable in respect of an Early
Termination Date and determined pursuant to this Section will be subject to any Set-off.

(i)      EVENTS OF DEFAULT.  If the Early Termination Date results from an Event of Default:--

(1)      First Method and Market  Quotation.  If the First Method and Market  Quotation  apply,  the Defaulting
                  Party will pay to the  Non-defaulting  Party the excess, if a positive number, of (A) the sum of the  Settlement  Amount  (determined  by  the  Non-defaulting  Party)  in  respect  of the
                  Terminated  Transactions and the Termination  Currency Equivalent of the Unpaid Amounts owing to the  Non-defaulting  Party  over (B) the  Termination  Currency  Equivalent  of the Unpaid
                  Amounts owing to the Defaulting Party.

(2)      First  Method and Loss.  If the First  Method and Loss  apply,  the  Defaulting  Party will pay to the
                  Non-defaulting  Party, if a positive number,  the  Non-defaulting  Party's Loss in respect of this Agreement.

(3)      Second Method and Market  Quotation.  If the Second Method and Market  Quotation apply, an amount will be payable equal to (A) the sum of the Settlement Amount (determined by the

                  Non-defaulting  Party)  in  respect  of  the  Terminated  Transactions  and  the  Termination
                  Currency  Equivalent  of the Unpaid  Amounts owing to the  Non-defaulting  Party less (B) the
                  Termination  Currency  Equivalent of the Unpaid  Amounts owing to the  Defaulting  Party.  If that amount is a positive  number,  the  Defaulting  Party will pay it to the  Non-defaulting
                  Party; if it is a negative number,  the  Non-defaulting  Party will pay the absolute value of that amount to the Defaulting Party.

(4)      Second Method and Loss.  If the Second  Method and Loss apply,  an amount will be payable equal to the
                  Non-defaulting  Party's  Loss in  respect  of this  Agreement.  If that  amount is a positive number,  the Defaulting  Party will pay it to the  Non-defaulting  Party; if it is a negative number,  the  Non-defaulting  Party  will  pay  the  absolute  value  of that  amount  to the
                  Defaulting Party.

(ii)     TERMINATION EVENTS.  If the Early Termination Date results from a Termination Event:--

(1)      One  Affected  Party.  If there is one  Affected  Party,  the amount  payable  will be  determined  in accordance with Section 6(e)(i)(3),  if Market Quotation applies,  or Section 6(e)(i)(4),  if
                  Loss applies,  except that, in either case,  references  to the  Defaulting  Party and to the
                  Non-defaulting  Party will be deemed to be  references  to the  Affected  Party and the party which is not the Affected  Party,  respectively,  and, if Loss applies and fewer than all the
                  Transactions  are being  terminated,  Loss shall be calculated  in respect of all  Terminated
                  Transactions.

(2)      Two Affected Parties.  If there are two Affected Parties:--

(A)      if Market  Quotation  applies,  each  party  will  determine  a  Settlement  Amount in  respect of the
                      Terminated  Transactions,  and an  amount  will be  payable  equal  to (I) the sum of (a)
                      one-half of the  difference  between the  Settlement  Amount of the party with the higher
                      Settlement  Amount  ("X")  and  the  Settlement  Amount  of  the  party  with  the  lower
                      Settlement  Amount  ("Y")  and (b) the  Termination  Currency  Equivalent  of the  Unpaid
                      Amounts owing to X less (II) the  Termination  Currency  Equivalent of the Unpaid Amounts
                      owing to Y; and

(B)      if Loss applies,  each party will  determine its Loss in respect of this  Agreement (or, if fewer than all the Transactions  are being  terminated,  in respect of all Terminated  Transactions)
                      and an amount will be payable  equal to one-half  of the  difference  between the Loss of the party  with the  higher  Loss  ("X") and the Loss of the  party  with the lower  Loss
                      ("Y").

                  If the amount payable is a positive  number,  Y will pay it to X; if it is a negative number,
                  X will pay the absolute value of that amount to Y.

(iii)    ADJUSTMENT  FOR  BANKRUPTCY.   In  circumstances  where  an  Early  Termination  Date  occurs  because
         "Automatic Early Termination"  applies in respect of a party, the amount determined under this Section
         6(e) will be subject to such  adjustments  as are  appropriate  and  permitted  by law to reflect  any payments or  deliveries  made by one party to the other  under this  Agreement  (and  retained by such other  party)  during the period  from the  relevant  Early  Termination  Date to the date for payment determined under Section 6(d)(ii).

(iv)     PRE-ESTIMATE.  The parties agree that if Market  Quotation  applies an amount  recoverable  under this
         Section 6(e) is a reasonable  pre-estimate  of loss and not a penalty.  Such amount is payable for the loss of bargain and the loss of protection  against  future risks and except as otherwise  provided in this Agreement  neither party will be entitled to recover any  additional  damages as a consequence of such losses.

7.       TRANSFER

Subject to Section  6(b)(ii),  neither this Agreement nor any interest or obligation in or under this Agreement may be  transferred  (whether  by way of security  or  otherwise)  by either  party  without the prior  written consent of the other party, except that:--

(a)      a party may make such a transfer of this Agreement  pursuant to a consolidation or amalgamation  with, or merger with or into,  or transfer of all or  substantially  all its assets to,  another  entity (but without prejudice to any other right or remedy under this Agreement); and

(b)      a party may make such a transfer of all or any part of its  interest in any amount  payable to it from a Defaulting Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

8.       CONTRACTUAL CURRENCY

(a)      PAYMENT IN THE  CONTRACTUAL  CURRENCY.  Each payment under this Agreement will be made in the relevant currency  specified in this Agreement for that payment (the  "Contractual  Currency").  To the extent permitted by applicable  law, any obligation to make payments under this Agreement in the  Contractual  Currency will not be discharged or satisfied by any tender in any currency  other than the  Contractual  Currency,  except to the extent  such  tender  results  in the  actual  receipt  by the  party to which  payment  is owed,  acting  in a reasonable  manner and in good faith in converting the currency so tendered into the Contractual  Currency,  of the full amount in the Contractual  Currency of all amounts  payable in respect of this  Agreement.  If for any reason the  amount in the  Contractual  Currency  so  received  falls  short of the  amount in the  Contractual
Currency  payable in respect of this  Agreement,  the party  required to make the payment  will,  to the extent permitted by applicable  law,  immediately pay such  additional  amount in the  Contractual  Currency as may be necessary  to  compensate  for the  shortfall.  If for any  reason the amount in the  Contractual  Currency  so received  exceeds  the amount in the  Contractual  Currency  payable in  respect of this  Agreement,  the party receiving the payment will refund promptly the amount of such excess.

(b)      JUDGMENTS.  To the extent  permitted  by  applicable  law,  if any  judgment or order  expressed  in a currency  other than the  Contractual  Currency is rendered  (i) for the payment of any amount owing in respect of this  Agreement,  (ii) for the payment of any amount  relating to any early  termination  in respect of this
Agreement or (iii) in respect of a judgment or order of another  court for the payment of any amount  described in (i) or (ii) above,  the party seeking  recovery,  after  recovery in full of the  aggregate  amount to which such party is entitled  pursuant to the  judgment or order,  will be entitled to receive  immediately  from the other party the amount of any  shortfall of the  Contractual  Currency  received by such party as a consequence of sums paid in such other currency and will refund  promptly to the other party any excess of the  Contractual
Currency  received by such party as a  consequence  of sums paid in such other  currency if such  shortfall  or such  excess  arises or results  from any  variation  between  the rate of  exchange  at which the  Contractual
Currency is converted  into the  currency of the  judgment or order for the purposes of such  judgment or order and the rate of  exchange  at which  such  party is able,  acting in a  reasonable  manner and in good faith in converting the currency received into the Contractual  Currency,  to purchase the Contractual Currency with the amount of the currency of the judgment or order  actually  received by such party.  The term "rate of exchange"
includes,  without  limitation,  any premiums and costs of exchange  payable in connection with the purchase of or conversion into the Contractual Currency.

(c)      SEPARATE  INDEMNITIES.  To the extent  permitted  by  applicable  law,  these  indemnities  constitute separate and  independent  obligations  from the other  obligations in this  Agreement,  will be enforceable as separate and independent causes of action,  will apply  notwithstanding  any indulgence granted by the party to which any  payment is owed and will not be affected  by  judgment  being  obtained or claim or proof being made for any other sums payable in respect of this Agreement.

(d)      EVIDENCE  OF  LOSS.  For  the  purpose  of this  Section  8, it  will  be  sufficient  for a party  to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

9.       MISCELLANEOUS

(a)      ENTIRE  AGREEMENT.  This Agreement  constitutes the entire agreement and  understanding of the parties with respect to its subject  matter and  supersedes  all oral  communication  and prior  writings  with respect thereto.

(b)      AMENDMENTS.  No  amendment,  modification  or waiver in respect of this  Agreement  will be  effective unless in writing  (including  a writing  evidenced  by a facsimile  transmission)  and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

(c)      SURVIVAL OF  OBLIGATIONS.  Without  prejudice to Sections  2(a)(iii) and 6(c)(ii),  the obligations of the parties under this Agreement will survive the termination of any Transaction.

(d)      REMEDIES  CUMULATIVE.  Except  as  provided  in this  Agreement,  the  rights,  powers,  remedies  and privileges  provided in this  Agreement are cumulative  and not exclusive of any rights,  powers,  remedies and privileges provided by law.

(e)      COUNTERPARTS AND CONFIRMATIONS.

(i)      This  Agreement  (and each  amendment,  modification  and waiver in respect of it) may be executed and delivered  in  counterparts  (including  by facsimile  transmission),  each of which will be deemed an original.

(ii)     The parties intend that they are legally bound by the terms of each  Transaction  from the moment they agree to those terms (whether  orally or otherwise).  A Confirmation  shall he entered into as soon as practicable  and may he executed and delivered in counterparts  (including by facsimile  transmission)
         or be created by an  exchange of telexes or by an exchange  of  electronic  messages on an  electronic messaging  system,  which in each case will be  sufficient  for all  purposes  to  evidence  a binding supplement to this  Agreement.  The parties will specify  therein or through  another  effective means that any such counterpart, telex or electronic message constitutes a Confirmation.

(f)      NO WAIVER OF RIGHTS.  A failure or delay in  exercising  any right,  power or  privilege in respect of this  Agreement  will not be  presumed to operate as a waiver,  and a single or partial  exercise of any right, power or privilege will not be presumed to preclude any subsequent or further  exercise,  of that right,  power or privilege or the exercise of any other right, power or privilege.

(g)      HEADINGS.  The headings used in this  Agreement are for  convenience  of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

10.      OFFICES; MULTIBRANCH PARTIES

(a)      If Section  10(a) is specified in the Schedule as applying,  each party that enters into a Transaction through an Office other than its head or home office  represents to the other party that,  notwithstanding  the place of booking office or jurisdiction  of  incorporation  or  organisation of such party,  the obligations of such  party are the same as if it had  entered  into the  Transaction  through  its head or home  office.  This representation  will be deemed to be  repeated  by such  party on each date on which a  Transaction  is entered into.

(b)      Neither  party may change the Office  through which it makes and receives  payments or deliveries  for the purpose of a Transaction without the prior written consent of the other party.

(c)      If a party is specified as a Multibranch  Party in the Schedule,  such Multibranch  Party may make and receive  payments or  deliveries  under any  Transaction  through any Office  listed in the  Schedule,  and the
Office  through  which it makes and  receives  payments or  deliveries  with respect to a  Transaction  will be specified in the relevant Confirmation.

11.      EXPENSES

A  Defaulting  Party  will,  on  demand,  indemnify  and hold  harmless  the other  party for and  against  all reasonable  out-of-pocket expenses,  including legal fees and Stamp Tax, incurred by such other party by reason of the  enforcement  and protection of its rights under this Agreement or any Credit Support  Document to which the Defaulting Party is a party or by reason of the early  termination of any Transaction,  including,  but not limited to, costs of collection.

12.      NOTICES

(a)      EFFECTIVENESS.  Any notice or other  communication  in respect of this  Agreement  may be given in any manner set forth below  (except that a notice or other  communication  under Section 5 or 6 may not be given by facsimile  transmission  or electronic  messaging  system) to the address or number or in  accordance  with the electronic messaging system details provided (see the Schedule) and will be deemed effective as indicated:--

(i)      if in writing and delivered in person or by courier, on the date it is delivered;

(ii)     if sent by telex, on the date the recipient's answerback is received;

(iii)    if sent by  facsimile  transmission,  on the date  that  transmission  is  received  by a  responsible employee of the  recipient in legible  form (it being  agreed that the burden of proving  receipt will be on the sender and will not be met by a  transmission  report  generated by the  sender's  facsimile machine);

(iv)     if sent by certified or registered  mail  (airmail,  if overseas) or the  equivalent  (return  receipt requested), on the date that mail is delivered or its delivery is attempted; or

(v)      if sent by electronic messaging system, on the date that electronic message is received,

unless the date of that  delivery  (or  attempted  delivery) or that  receipt,  as  applicable,  is not a Local
Business Day or that communication is delivered (or attempted) or received,  as applicable,  after the close of business on a Local Business Day, in which case that  communication  shall be deemed given and effective on the first following day that is a Local Business Day.

(b)      CHANGE OF  ADDRESSES.  Either party may by notice to the other change the address,  telex or facsimile number or electronic messaging system details at which notices or other communications are to be given to it.

13.      GOVERNING LAW AND JURISDICTION

(a)      GOVERNING  LAW.  This  Agreement  will  be  governed  by and  construed  in  accordance  with  the law specified in the Schedule.

(b)      JURISDICTION.   With  respect  to  any  suit,  action  or  proceedings   relating  to  this  Agreement
("Proceedings"), each party irrevocably:--

(i)      submits to the  jurisdiction of the English  courts,  if this Agreement is expressed to be governed by
         English  law,  or to the  non-exclusive  jurisdiction  of the  courts of the State of New York and the
         United States  District  Court located in the Borough of Manhattan in New York City, if this Agreement is expressed to be governed by the laws of the State of New York; and

(ii)     waives any objection which it may have at any time to the laying of venue of any  Proceedings  brought in any such court,  waives any claim that such Proceedings have been brought in an inconvenient  forum and further  waives the right to object,  with respect to such  Proceedings,  that such court does not have any jurisdiction over such party.

Nothing  in this  Agreement  precludes  either  party  from  bringing  Proceedings  in any  other  jurisdiction
(outside,  if this Agreement is expressed to be governed by English law, the Contracting  States, as defined in
Section 1(3) of the Civil  Jurisdiction and Judgments Act 1982 or any  modification,  extension or re-enactment thereof for the time being in force) nor will the  bringing  of  Proceedings  in any one or more  jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(c)      SERVICE OF PROCESS.  Each party  irrevocably  appoints the Process Agent (if any)  specified  opposite its name in the Schedule to receive,  for it and on its behalf,  service of process in any Proceedings.  If for any

reason any party's  Process  Agent is unable to act as such,  such party will  promptly  notify the other party and within 30 days appoint a substitute  process agent acceptable to the other party.  The parties  irrevocably consent to  service  of  process  given in the manner  provided  for  notices  in Section  12.  Nothing in this
Agreement will affect the right of either party to serve process in any other manner permitted by law.

(d)      WAIVER OF IMMUNITIES.  Each party  irrevocably  waives,  to the fullest extent permitted by applicable law,  with respect to itself and its  revenues  and assets  (irrespective  of their use or intended  use),  all immunity on the grounds of  sovereignty  or other  similar  grounds  from (i) suit,  (ii)  jurisdiction  of any court,  (iii) relief by way of injunction,  order for specific  performance  or for recovery of property,  (iv)
attachment of its assets  (whether  before or after  judgment) and (v) execution or enforcement of any judgment to which it or its  revenues or assets  might  otherwise  be entitled in any  Proceedings  in the courts of any jurisdiction  and  irrevocably  agrees,  to the extent  permitted by applicable law, that it will not claim any such immunity in any Proceedings.

14.      DEFINITIONS

As used in this Agreement:

"ADDITIONAL TERMINATION EVENT" has the meaning specified in Section 5(b).

"AFFECTED PARTY" has the meaning specified in Section 5(b).

"AFFECTED  TRANSACTIONS"  means (a) with respect to any  Termination  Event  consisting of an  Illegality,  Tax
Event or Tax Event Upon Merger,  all Transactions  affected by the occurrence of such Termination Event and (b)
with respect to any other Termination Event, all Transactions.

"AFFILIATE"  means,  subject to the Schedule,  in relation to any person,  any entity  controlled,  directly or indirectly,  by the  person,  any  entity  that  controls,  directly  or  indirectly,  the person or any entity directly or  indirectly  under common  control with the person.  For this  purpose,  "control" of any entity or person means ownership of a majority of the voting power of the entity or person.

"APPLICABLE RATE" means:

(a)      in  respect  of  obligations  payable  or  deliverable  (or  which  would  have  been but for  Section
2(a)(iii)) by a Defaulting Party, the Default Rate;

(b)      in respect of an  obligation  to pay an amount  under  Section 6(e) of either party from and after the date (determined in accordance with Section 6(d)(ii)) on which that amount is payable, the Default Rate;

(c)      in respect of all other obligations payable or deliverable (or which would have been but for
Section 2(a)(iii)) by a Non-defaulting Party, the Non-default Rate; and

(d)      in all other cases, the Termination Rate.

"BURDENED PARTY" has the meaning specified in Section 5(b).

"Change  in Tax Law" means the  enactment,  promulgation,  execution  or  ratification  of, or any change in or amendment to, any law (or in the  application  or official  interpretation  of any law) that occurs on or after the date on which the relevant Transaction is entered into.

"CONSENT" includes a consent,  approval,  action,  authorisation,  exemption,  notice, filing,  registration or exchange control consent.

"CREDIT EVENT UPON MERGER" has the meaning specified in Section 5(b).

"CREDIT SUPPORT DOCUMENT" means any agreement or instrument that is specified as such in this Agreement.

"CREDIT SUPPORT PROVIDER" has the meaning specified in the Schedule.

"DEFAULT  RATE" means a rate per annum equal to the cost (without  proof or evidence of any actual cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.

"DEFAULTING PARTY" has the meaning specified in Section 6(a).

"EARLY TERMINATION DATE" means the date determined in accordance with Section 6(a) or 6(b)(iv).

"EVENT OF DEFAULT" has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

"ILLEGALITY" has the meaning specified in Section 5(b).

"INDEMNIFIABLE  TAX" means any Tax other  than a Tax that  would not be  imposed in respect of a payment  under this Agreement but for a present or former  connection  between the  jurisdiction of the government or taxation authority  imposing  such  Tax  and the  recipient  of such  payment  or a  person  related  to such  recipient
(including,  without  limitation,  a connection  arising from such  recipient or related person being or having been a citizen or resident of such  jurisdiction,  or being or having been  organised,  present or engaged in a trade or business in such  jurisdiction,  or having or having had a permanent  establishment  or fixed place of business in such  jurisdiction,  but  excluding a  connection  arising  solely from such  recipient  or related person having  executed,  delivered,  performed its obligations or received a payment under, or enforced,  this
Agreement or a Credit Support Document).

"LAW" includes any treaty,  law, rule or regulation (as modified,  in the case of tax matters,  by the practice of any relevant governmental revenue authority) and "lawful" and "unlawful" will be construed accordingly.

"LOCAL  BUSINESS DAY" means,  subject to the Schedule,  a day on which  commercial  banks are open for business
(including  dealings in foreign  exchange  and foreign  currency  deposits)  (a) in relation to any  obligation under Section  2(a)(i),  in the place(s)  specified in the relevant  Confirmation  or, if not so specified,  as otherwise agreed by the parties in writing or determined pursuant to provisions  contained,  or incorporated by reference,  in this Agreement,  (b) in relation to any other payment,  in the place where the relevant  account is located and, if different,  in the principal financial centre, if any, of the currency of such payment,  (c)
in relation to any notice or other  communication,  including notice contemplated under Section 5(a)(i), in the city specified in the address for notice  provided by the recipient  and, in the case of a notice  contemplated by Section  2(b),  in the place where the  relevant new account is to be located and (d) in relation to Section
5(a)(v)(2), in the relevant locations for performance with respect to such Specified Transaction.

"LOSS" means,  with respect to this Agreement or one or more Terminated  Transactions,  as the case may be, and a party, the Termination  Currency  Equivalent of an amount that party  reasonably  determines in good faith to be its total losses and costs (or gain, in which case expressed as a negative  number) in connection  with this
Agreement or that Terminated  Transaction or group of Terminated  Transactions,  as the case may be,  including any loss of bargain,  cost of funding or, at the election of such party but without  duplication,  loss or cost incurred  as a result of its  terminating,  liquidating,  obtaining  or  reestablishing  any  hedge or  related trading  position  (or any gain  resulting  from any of them).  Loss  includes  losses  and costs (or gains) in respect of any  payment or  delivery  required  to have been made  (assuming  satisfaction  of each  applicable condition  precedent) on or before the relevant Early  Termination  Date and not made,  except,  so as to avoid duplication,  if Section  6(e)(i)(1) or (3) or  6(e)(ii)(2)(A)  applies.  Loss does not include a party's legal fees and  out-of-pocket  expenses  referred  to under  Section  11. A party will  determine  its Loss as of the relevant  Early  Termination  Date,  or,  if  that  is not  reasonably  practicable,  as of the  earliest  date thereafter  as is  reasonably  practicable.  A party may (but  need not)  determine  its Loss by  reference  to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

"MARKET  QUOTATION"  means,  with  respect  to one or  more  Terminated  Transactions  and a party  making  the determination,  an amount  determined on the basis of quotations from Reference  Market-makers.  Each quotation will be for an amount,  if any, that would be paid to such party  (expressed  as a negative  number) or by such party  (expressed  as a positive  number) in  consideration  of an agreement  between  such party  (taking into account any existing  Credit  Support  Document with respect to the  obligations of such party) and the quoting
Reference  Market-maker to enter into a transaction (the "Replacement  Transaction") that would have the effect of  preserving  for such party the  economic  equivalent  of any payment or delivery  (whether  the  underlying obligation was absolute or contingent and assuming the  satisfaction  of each applicable  condition  precedent)
by the  parties  under  Section  2(a)(i) in  respect  of such  Terminated  Transaction  or group of  Terminated
Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required  after that date. For this purpose,  Unpaid  Amounts in respect of the Terminated  Transaction or group of Terminated  Transactions  are to be excluded  but,  without  limitation,  any payment or delivery that would,  but for the  relevant  Early  Termination  Date,  have been  required  (assuming  satisfaction  of each applicable  condition  precedent)  after  that  Early  Termination  Date  is to be  included.  The  Replacement
Transaction  would be subject to such  documentation as such party and the Reference  Market-maker may, in good faith,  agree. The party making the  determination  (or its agent) will request each Reference  Market-maker to provide its  quotation to the extent  reasonably  practicable  as of the same day and time  (without  regard to different time zones) on or as soon as reasonably  practicable  after the relevant Early  Termination Date. The day and time as of which  those  quotations  are to be  obtained  will be  selected  in good faith by the party obliged to make a determination  under Section 6(e), and, if each party is so obliged,  after consultation with the other.  If more than three  quotations are provided,  the Market  Quotation will be the arithmetic  mean of the quotations,  without regard to the quotations  having the highest and lowest values.  If exactly three such quotations are provided,  the Market Quotation will be the quotation  remaining after  disregarding the highest and lowest  quotations.  For this  purpose,  if more than one  quotation  has the same highest  value or lowest value,  then one of such  quotations  shall be  disregarded.  If fewer than three  quotations are provided,  it will be deemed that the Market  Quotation  in respect of such  Terminated  Transaction  or group of  Terminated
Transactions cannot be determined.

"NON-DEFAULT  RATE" means a rate per annum equal to the cost (without  proof or evidence of any actual cost) to the Non-defaulting Party (as certified by it) if it were to fund the relevant amount.

"NON-DEFAULTING PARTY" has the meaning specified in Section 6(a).

"OFFICE" means a branch or office of a party, which may be such party's head or home office.

"POTENTIAL  EVENT OF DEFAULT"  means any event  which,  with the giving of notice or the lapse of time or both, would constitute an Event of Default.

"REFERENCE  MARKET-MAKERS"  means four leading dealers in the relevant market selected by the party determining a Market  Quotation in good faith (a) from among dealers of the highest  credit  standing which satisfy all the criteria  that such party  applies  generally at the time in deciding  whether to offer or to make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city.

"RELEVANT  JURISDICTION"  means,  with  respect  to a  party,  the  jurisdictions  (a) in  which  the  party is incorporated,  organised,  managed and  controlled or considered to have its seat,  (b) where an Office through which the party is acting for  purposes of this  Agreement  is located,  (c) in which the party  executes  this
Agreement and (d) in relation to any payment, from or through which such payment is made.

"SCHEDULED  PAYMENT DATE" means a date on which a payment or delivery is to be made under Section  2(a)(i) with respect to a Transaction.

"SET-OFF" means set-off,  offset,  combination of accounts,  right of retention or withholding or similar right or  requirement to which the payer of an amount under Section 6 is entitled or subject  (whether  arising under this  Agreement,  another  contract,  applicable  law or  otherwise)  that is exercised by, or imposed on, such payer.

"SETTLEMENT AMOUNT" means, with respect to a party and any Early Termination Date, the sum of:

(a)      the Termination  Currency  Equivalent of the Market Quotations (whether positive or negative) for each
Terminated Transaction or group of Terminated Transactions for which a Market Quotation is determined; and

(b)      such  party's Loss  (whether  positive or negative  and without  reference to any Unpaid  Amounts) for each  Terminated  Transaction  or group of  Terminated  Transactions  for  which a Market  Quotation  cannot be determined  or  would  not (in  the  reasonable  belief  of the  party  making  the  determination)  produce  a commercially reasonable result.

"SPECIFIED ENTITY" has the meanings specified in the Schedule.

"SPECIFIED  INDEBTEDNESS"  means,  subject  to  the  Schedule,  any  obligation  (whether  present  or  future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.

"SPECIFIED  TRANSACTION"  means,  subject to the Schedule,  (a) any  transaction  (including an agreement  with respect  thereto)  now existing or hereafter  entered into between one party to this  Agreement  (or any Credit
Support  Provider of such party or any applicable  Specified  Entity of such party) and the other party to this
Agreement  (or any Credit  Support  Provider of such other  party or any  applicable  Specified  Entity of such other  party)  which is a rate  swap  transaction,  basis  swap,  forward  rate  transaction,  commodity  swap, commodity  option,  equity or equity index swap,  equity or equity index  option,  bond option,  interest  rate option, foreign exchange transaction,  cap transaction,  floor transaction,  collar transaction,  currency swap
transaction,   cross-currency  rate  swap  transaction,  currency  option  or  any  other  similar  transaction
(including any option with respect to any of these  transactions),  (b) any  combination of these  transactions and (c) any  other  transaction  identified  as a  Specified  Transaction  in this  Agreement  or the  relevant confirmation.

"STAMP TAX" means any stamp, registration, documentation or similar tax.

"TAX" means any present or future tax, levy, impost,  duty, charge,  assessment or fee of any nature (including interest,  penalties and  additions  thereto)  that is imposed by any  government or other taxing  authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

"TAX EVENT" has the meaning specified in Section 5(b).

"TAX EVENT UPON MERGER" has the meaning specified in Section 5(b).

"TERMINATED  TRANSACTIONS"  means  with  respect  to  any  Early  Termination  Date  (a)  if  resulting  from a
Termination  Event, all Affected  Transactions and (b) if resulting from an Event of Default,  all Transactions
(in  either  case) in effect  immediately  before  the  effectiveness  of the  notice  designating  that  Early
Termination Date (or, if "Automatic  Early  Termination"  applies,  immediately  before that Early  Termination
Date).

"TERMINATION CURRENCY" has the meaning specified in the Schedule.

"TERMINATION  CURRENCY  EQUIVALENT"  means, in respect of any amount  denominated in the Termination  Currency, such  Termination  Currency  amount  and,  in respect of any amount  denominated  in a currency  other than the
Termination  Currency (the "Other Currency"),  the amount in the Termination  Currency  determined by the party making the relevant  determination  as being  required to purchase such amount of such Other Currency as at the relevant  Early  Termination  Date,  or, if the  relevant  Market  Quotation  or Loss (as the case may be),  is determined as of a later date,  that later date,  with the  Termination  Currency at the rate equal to the spot exchange  rate of the  foreign  exchange  agent  (selected  as provided  below) for the  purchase of such Other
Currency  with the  Termination  Currency at or about 11:00 a.m.  (in the city in which such  foreign  exchange agent is located) on such date as would be customary for the  determination  of such a rate for the purchase of such  Other  Currency  for value on the  relevant  Early  Termination  Date or that  later  date.  The  foreign exchange  agent will, if only one party is obliged to make a  determination  under Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties.

"TERMINATION  EVENT"  means an  Illegality,  a Tax Event or a Tax Event  Upon  Merger  or, if  specified  to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

"TERMINATION  RATE" means a rate per annum equal to the arithmetic  mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

"UNPAID AMOUNTS" owing to any party means,  with respect to an Early  Termination Date, the aggregate of (a) in respect of all  Terminated  Transactions,  the amounts that became  payable (or that would have become  payable but for Section  2(a)(iii)) to such party under Section 2(a)(i) on or prior to such Early  Termination Date and which remain unpaid as at such Early  Termination Date and (b) in respect of each Terminated  Transaction,  for each obligation under Section 2(a)(i) which was (or would have been but for Section  2(a)(iii))  required to be settled  by  delivery  to such  party on or prior to such  Early  Termination  Date and  which  has not been so settled as at such Early Termination Date, an amount equal to the fair market value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery,  in each case together with (to the extent  permitted  under  applicable  law)  interest,  in the currency,
of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below

                                                             U.S. BANK NATIONAL ASSOCIATION, NOT IN ITS
                                                           INDIVIDUAL CAPACITY BUT SOLELY AS SUPPLEMENTAL
                                                           INTEREST TRUST TRUSTEE FOR THE BENEFIT OF RASC
                                                         SERIES 2007- KS2 SUPPLEMENTAL INTEREST TRUST WITH
                                                            RESPECT TO HOME EQUITY MORTGAGE ASSET-BACKED
                 JPMORGAN CHASE BANK                         PASS-THROUGH CERTIFICATES, SERIES 2007-KS2
                     ("Party A")                                            ("Party B")

By: ___________________________                         By:  ____________________________________
Name:                                                   Name:
Title:                                                  Title:

By:____________________________
Name:
Title:

                                                                                            EXECUTION COPY

                                                 SCHEDULE
                                                  TO THE
                                             MASTER AGREEMENT

                                      dated as of February 23, 2007

                                                 between

-------------------------------------------------- ---------- -----------------------------------------------
            JPMORGAN CHASE BANK, N.A.                 and       U.S. BANK NATIONAL ASSOCIATION, NOT IN ITS
                   ("MORGAN")                                       INDIVIDUAL CAPACITY BUT SOLELY AS
                                                               SUPPLEMENTAL INTEREST TRUST TRUSTEE FOR THE
                                                              BENEFIT OF RASC SERIES 2007- KS2 SUPPLEMENTAL
                                                                INTEREST TRUST WITH RESPECT TO HOME EQUITY
                                                                    MORTGAGE ASSET-BACKED PASS-THROUGH
                                                                      CERTIFICATES, SERIES 2007-KS2
                                                                             ("COUNTERPARTY")
-------------------------------------------------- ---------- -----------------------------------------------

This  Agreement  is  subject  to the 2000  ISDA  Definitions  (the  "Definitions"),  as  published  by the
International  Swaps and Derivatives  Association,  Inc.  ("ISDA").  Any reference to a "Swap Transaction"
in the  Definitions is deemed to be a reference to a  "Transaction"  for purposes of this  Agreement,  and any reference to a  "Transaction"  in this  Agreement is deemed to be a reference to a "Swap  Transaction"
for purposes of the  Definitions.  For the avoidance of doubt,  the Transaction  described herein shall be the sole  Transaction  governed by this Agreement.  Each term capitalized but not defined herein or in the
Definitions  shall have the  meaning  assigned  thereto in the  Pooling and  Servicing  Agreement.  In the event of any  inconsistency  between the provisions of this Agreement and the Definitions or the ISDA Form
Master  Agreement,  this  Agreement  shall prevail for purposes of the  Transaction.  Each  reference to a
"Section"  (unless  specifically  referencing  the Pooling and Servicing  Agreement) or to a "Section" "of
this Agreement" will be construed as a reference to a Section of the ISDA Form Master Agreement.

PART 1

                                          Termination Provisions

In this Agreement:

(1)      "Specified Entity" shall not apply to Morgan or Counterparty.

(2)      "Specified Transaction" shall have the meaning specified in Section 14.

(3)      The  "Breach  of  Agreement"  provisions  of Section  5(a)(ii)  will apply to Morgan and will not apply to the Counterparty.

(4)      The "Credit Support  Default"  provisions of Section  5(a)(iii) will apply to Morgan and will not apply to the  Counterparty,  except  that  Section  5(a)(iii)(1)  will apply to  Counterparty  in respect of  Counterparty's  obligations  under  Paragraph  3(b) of the  Approved  Credit  Support
         Document.

(5)      The  "Misrepresentation"  provisions of Section  5(a)(iv) will apply to Morgan and will not apply to the Counterparty.

(6)      The "Default  Under  Specified  Transaction"  provisions of Section  5(a)(v) will apply to Morgan and will not apply to the Counterparty.

(7)      The "Cross  Default"  provisions  of Section  5(a)(vi)  will not apply to the  Counterparty.  The
         "Cross Default" provisions of Section 5(a)(vi) will apply to Morgan and for such purpose:

(a)      "Specified  Indebtedness"  will have the meaning  specified in Section 14,  except that such term shall not include  obligations in respect of deposits  received in the ordinary course of such party's banking business.

         (b)      "Threshold  Amount" means,  with respect to Morgan,  an amount equal to three percent of the  shareholders'  equity of the applicable  Relevant  Entity (as defined below in Part
                  6).

(8)      The  "Bankruptcy"  provisions  of Section  5(a)(vii)  shall apply to Morgan and the  Counterparty provided that:

(a)      Section 5(a)(vii)(2), (7) and (9) will not apply to the Counterparty;

(b)      Section  5(a)(vii)(4)  will  not  apply to the  Counterparty  to the  extent  that it  refers  to
                 proceedings  or  petitions   instituted  or  presented  by  Morgan  or  any  of  Morgan's
                 Affiliates;

(c)      Section  5(a)(vii)(6)  will not apply to the Counterparty to the extent that it refers to (i) any appointment  that is contemplated  or effected by any document to which the  Counterparty is,  as of the date of this  Agreement,  a party  in  connection  with  the  transactions contemplated  by the  Pooling  Agreement  or (ii)  any  such  appointment  to  which  the
                 Counterparty has not yet become subject to; and

(d)      Section  5(a)(vii)(8)  will apply to the  Counterparty  but only to the extent that it applies to
                 Sections 5(a)(vii)(2), (4), (6) and (7) as they apply with respect to the Counterparty).

(9)      The "Merger Without  Assumption"  provisions of Section  5(a)(viii) will apply to Morgan and will not apply to the Counterparty.

(10)     The "Illegality" provisions of Section 5(b)(i) will apply to Morgan and to the Counterparty.

(11)     The "Tax Event"  provisions  of Section  5(b)(ii)  will apply to Morgan and to the  Counterparty, provided  that the words "(x) any action taking by a taxing  authority,  or brought in a court of competent  jurisdiction,  on or after the date on which a Transaction is entered into (regardless of whether  such action is taken or brought with  respect to a party to this  Agreement)  or (y)"
         shall be deleted.

(12)     The "Tax Event Upon Merger"  provisions  of Section  5(b)(iii)  will apply,  provided that Morgan shall not be  entitled  to  designate  an Early  termination  Date by reason of a Tax event  Upon
         Merger in respect of which it is the Affected Party.

(13)     The "Credit Event Upon Merger"  provisions of Section  5(b)(iv) will not apply to Morgan and will not apply to the Counterparty.

(14)     The "Automatic  Early  Termination"  provisions of Section 6(a) will not apply to Morgan and will not apply to the Counterparty.

(15)     The  "Transfer to Avoid  Termination  Event"  provisions of 6(b)(ii) will apply to Morgan and the
         Counterparty,  provided  that the words "or if a Tax Event Upon  Merger  occurs and the  Burdened
         Party is the Affected Party" shall be deleted with respect to Morgan.

(16)     "Termination Currency" means United States Dollars.

(17)     For purposes of computing amounts payable on early termination:

(a)      Market Quotation will apply to this Agreement; and

(b)      The Second Method will apply to this Agreement.

(18)     The  occurrence  of any of the  following  events shall  constitute  an  "Additional  Termination
         Event" for purposes of Section 5(b)(v):

                  (a) a notice of  optional  termination  pursuant  to  Section  9.01 of the  Pooling  and
                  Servicing  Agreement  is issued and has become  irrevocable  pursuant to the Pooling and
                  Servicing  Agreement.  If this Additional  Termination  Event occurs,  the  Counterparty shall  be the  sole  Affected  Party  and this  Transaction  shall be the sole  Affected
                  Transaction;  provided,  however,  that notwithstanding  Section 6(b)(iv),  either party may  designate  an Early  Termination  Date in  respect of this  Additional  Termination
                  Event;  provided,  further,  that such Early Termination Date shall not be prior to five days prior to the final Distribution Date; or

                  (b) if any amendment and/or  supplement to the Pooling and Servicing  agreement  without the prior  written  consent of Morgan where such  consent is required  under the Pooling and  Servicing  Agreement  (such  consent  not to be  unreasonably  withheld),  if  such amendment and/or  supplement  would: (i) materially and adversely affect any of Morgan's rights or obligations  hereunder and/or under the form Master Agreement;  or (ii) modify the obligations  of, or impair the ability of, the  Counterparty to fully perform any of the  Counterparty's  obligations  hereunder and/or under the Form Master  Agreement.  In connection  with  such  Additional  Termination  Event,  Counterparty  shall be the sole
                  Affected Party;

                  (c) the  occurrence  of an Additional  Termination  Event as set forth in Part 6 hereof.
                  If this  Additional  Termination  Event occurs,  Morgan shall be the sole Affected Party and this Transaction shall be the sole Affected Transaction; or

                  (d) if, upon the  occurrence  of a Swap  Agreement  Disclosure  Event (as defined in the
                  Indemnification  Agreement,  dated  February 23, 2007, by and among Morgan,  Residential
                  Funding   Company,    LLC   and   Residential   Asset   Securities    Corporation   (the
                  "Indemnification  Agreement"),  Morgan has not, within 10 days after such Swap Agreement
                  Disclosure  Event,  complied  with  the  provisions  set  forth  in  Section  3  of  the
                  Indemnification  Agreement,  then an  Additional  Termination  Event shall have occurred and  Morgan  shall be the sole  Affected  Party and this  Transaction  shall be the sole
                  Affected   Transaction.   Residential  Asset  Securities   Corporation  and  Residential
                  Funding Company, LLC shall be express third-party beneficiaries of this Agreement.

PART 2

                                           TAX REPRESENTATIONS

(1)      Payer Tax Representation:

For the purpose of Section 3(e) of this Agreement, Morgan makes the following representation:

         It is  not  required  by  any  applicable  law,  as  modified  by the  practice  of any  relevant
         governmental  revenue  authority,   of  any  Relevant  Jurisdiction  to  make  any  deduction  or withholding  for or on account of any Tax from any payment  (other than  interest  under  Section
         2(e),  6(d)(ii)  or 6(e) of this  Agreement)  to be made  by it to the  other  party  under  this
         Agreement.  In making this representation, it may rely on:

         (i)      the  accuracy of any  representations  made by the other party  pursuant to Section 3(f)
                  of this Agreement;

         (ii)     the  satisfaction  of the agreement of the other party  contained in Section  4(a)(i) or
                  4(a)(iii)  of  this  Agreement  and  the  accuracy  and  effectiveness  of any  document provided  by  the  other  party  pursuant  to  Section  4(a)(i)  or  4(a)(iii)  of  this
                  Agreement; and

         (iii)    the  satisfaction  of the agreement of the other party contained in Section 4(d) of this
                  Agreement,

         provided  that it shall  not be a breach  of this  representation  where  reliance  is  placed on clause (ii) and the other party does not deliver a form or document  under  Section  4(a)(iii) of this Agreement by reason of material prejudice to its legal or commercial position.

(2)      Payee Tax Representation:

          For the purpose of Section  3(f),  Counterparty  and Morgan each  represent  that it is a United
          States Person for U.S. federal income tax purposes.

PART 3

                                      AGREEMENT TO DELIVER DOCUMENTS

For the purpose of Sections  4(a)(i) and (ii),  each party agrees to deliver the following  documents,  as applicable:

(1)      For the purpose of Sections  4(a)(i) and (ii) of this Agreement,  Counterparty  agrees to deliver upon  receipt  of the  requisite  tax  identification  number  from or on behalf  of  Residential
         Funding  Company,  LLC complete and accurate United States Internal Revenue Service Forms W-9 (or
         any  applicable  successor  form),  in the name of the RASC Series  2007-KS2  Trust,  Home Equity
         Mortgage  Asset-Backed  Pass-Through  Certificates,  Series 2007-KS2 Supplemental Interest Trust,
         in a manner  reasonably  satisfactory  to Morgan,  (I) on or before the first  payment date under this  Agreement;  (II)  promptly  upon  reasonable  demand of  Morgan,  and (III)  promptly  upon learning that any such form previously filed by Counterparty has become obsolete or incorrect.

(2)      Morgan will,  upon  execution of this  Agreement,  deliver a certificate  specifying the name(s),
         title(s)  and  specimen   signature(s)  of  the  person(s)  executing  this  Agreement  and  each
         Confirmation on its behalf.

(3)      The  Counterparty  will,  on  demand,  deliver a  certificate  (or,  if  available,  the  current authorized  signature  book  of the  Counterparty)  specifying  the  names,  title  and  specimen signatures of the persons  authorized  to execute this  Agreement  and each  Confirmation  on its behalf.

(4)      The Counterparty  will,  deliver,  or cause to be delivered,  a conformed copy of the Pooling and
         Servicing Agreement upon finalization of such agreement.

(5)      Each party will,  upon  execution of this  Agreement,  deliver a legal opinion of counsel in form and substance  satisfactory  to the other party regarding this Agreement and any other matters as such other party may reasonably request.

(6)      The  Counterparty  shall  supply  Morgan  with  copies of each  other  report  or other  document required to be  delivered  by or to  Counterparty  under the terms of the  Pooling and  Servicing
         Agreement,  other  than  those  required  to be  delivered  directly  by the  Trustee  to  Morgan thereunder  promptly upon request by Morgan,  or with respect to any particular type of report or other  document  as to which  Morgan  has  previously  made  request to  receive  all  reports or documents  of that  type,  promptly  upon  delivery  or  receipt of such  report or  document  by
         Counterparty  and  such  delivery  shall  be  satisfied  by  posting  on  Counterparty's  website
         http://www.usbank.com/mbs.

Each of the foregoing  documents (other than the legal opinions  described in (6) above) is covered by the representation contained in Section 3(d) of this Agreement.

PART 4

                                              MISCELLANEOUS

(1)      GOVERNING LAW.  This Agreement  will be governed by and construed in accordance  with the laws of the State of New York without  reference  to choice of law  doctrine  other than New York General
         Obligations Law Sections 5-1401 and 5-1402.

(2)      NOTICES.

(a)      In connection  with Section  12(a),  all notices to Morgan shall,  with respect to any particular
                 Transaction,  be sent to the address,  telex number or facsimile  number specified in the relevant  Confirmation  and any notice for  purposes of Sections 5 or 6 of the  Agreement shall be sent to the address or telex number specified below:

                  JPMorgan Chase Bank, N.A.
                  Attention:  Legal Department-Derivatives Practice Group
                  270 Park Avenue, 41st Floor
                  New York, New York  10017-2070
                  Telex No.: 232337; Answerback:  CBC UR
                  Facsimile No.:  (212) 270-3620

(b)      In connection  with Section 12(a),  all notices to the  Counterparty  shall,  with respect to any particular  Transaction,  be  sent to the  address,  telex  number  or  facsimile  number specified  in the  relevant  Confirmation  and any notice for purposes of Sections 5 or 6 of the Agreement shall be sent to the address or telex number specified below:

                  RASC Series 2007-KS2 Trust
                  c/o U.S. Bank National Association
                  60 Livingston Avenue
                  EP-MN-WS3D
                  St. Paul, MN  55107
                  Facsimile No.: 651-495-8090
                  Telephone No.: 651-495-3880

                  With a copy to (for all purposes):

                  Residential Funding Company, LLC
                  8400 Normandale Lake Blvd.
                  Minneapolis, MN  55437
                  Attention:  Heather Anderson
                  Facsimile No.: 952-838-4669
                  Telephone No.: 952-857-6030 (for all purposes)

(3)      NETTING OF PAYMENTS.  Section  2(c)(ii)  of this  Agreement  will  apply,  with the  effect  that payment  netting  will not take  place with  respect to amounts  due and owing in respect of more than one Transaction.

(4)      OFFICES; MULTIBRANCH PARTY.  For purposes of Section 10:

(a)      Section 10(a) will apply; and

(b)      For the purpose of Section 10(c):

(i)      Morgan is a Multibranch Party and may act through its London and New York Offices.

(ii)     The Counterparty is not a Multibranch Party.

(5)      CREDIT SUPPORT DOCUMENTS.

         With  respect  to Morgan,  if  applicable,  any  Eligible  Guarantee  delivered  by Morgan  shall constitute a Credit Support Document.

         With respect to Morgan and the  Counterparty,  the Approved  Credit Support  Document (as defined herein)  entered into  between  Morgan and the  Counterparty  shall  constitute a Credit  Support
         Document.  An Approved Credit Support Document shall be executed and delivered  contemporaneously with this Agreement.

(6)      CREDIT SUPPORT PROVIDER.

         With  respect to Morgan,  the party  guaranteeing  Morgan's  obligations  pursuant to an Eligible
         Guarantee, if any, shall be a Credit Support Provider.

(7)      PROCESS  AGENTS.  The  Counterparty  appoints  as its  Process  Agent for the  purpose of Section
         13(c): Not Applicable

PART 5

                                             OTHER PROVISIONS

(1)      ISDA   DEFINITIONS.   Reference  is  hereby  made  to  the  2000  ISDA   Definitions  (the  "ISDA
         Definitions")  each as published by the International  Swaps and Derivatives  Association,  Inc.,
         which are hereby  incorporated  by reference  herein.  Any terms used and not  otherwise  defined herein,  which are contained in the ISDA  Definitions,  shall have the meaning set forth therein, except  that any  references  in the ISDA  Definitions  to a "Swap  Transaction"  shall be deemed references to a "Transaction"  for purposes of this Agreement,  and references to a "Transaction"
         in this Agreement  shall be deemed  references to a "Swap  Transaction"  for purposes of the ISDA
         Definitions.

(2)      SCOPE OF AGREEMENT.  Notwithstanding  anything  contained in the  Agreement to the  contrary,  if the parties enter into any Specified  Transaction,  such Specified  Transaction  shall be subject to,  governed  by and  construed  in  accordance  with the  terms of this  Agreement  unless  the
         Confirmation  relating  thereto shall  specifically  state to the contrary.  Each such  Specified
         Transaction shall be a Transaction for the purposes of this Agreement.

(3)      INCONSISTENCY.  In the event of any  inconsistency  between any of the following  documents,  the relevant  document  first  listed  below shall  govern:  (i) a  Confirmation;  (ii) the  Schedule
         (including  the CSA);  (iii)  the ISDA  Definitions;  and (iv) the  printed  form of ISDA  Master
         Agreement.

(4)      CALCULATION  AGENT. The Calculation  Agent will be Morgan;  provided,  however,  that if an Event of  Default  shall  have  occurred  with  respect  to  which  Morgan  is  the  Defaulting  Party,
         Counterparty  shall have the right to  designate  as  Calculation  Agent at the  direction of the
         Master Servicer an independent  party,  reasonably  acceptable to Morgan, the cost of which shall be borne by Morgan.

(5)      WAIVER OF JURY TRIAL.  Each party waives,  to the fullest  extent  permitted by  applicable  law, any right it may have to a trial by jury in respect of any suit,  action or  proceeding  relating
         to  this  Agreement  or  any  Credit  Support   Document.   Each  party  (i)  certifies  that  no
         representative,  agent  or  attorney  of the  other  party or any  Credit  Support  Provider  has represented,  expressly  or  otherwise,  that such other  party would not, in the event of such a suit,  action or proceeding,  seek to enforce the foregoing waiver and (ii)  acknowledges that it and the other  party have been  induced to enter into this  Agreement  and provide for any Credit
         Support Document,  as applicable,  by, among other things,  the mutual waivers and certifications in this Section.

(6)      NO PETITION;  LIMITED  RECOURSE.  No Relevant Entity shall until a period of one year and one day
         (or if longer,  the applicable  preference  period) after all rated liabilities of the Trust have been  indefeasibly  paid in full  institute  against,  or join any other  person  in  instituting against or cause any other person to institute  against RASC Series  2007-KS2 Trust  Supplemental
         Interest Trust, Home Equity Mortgage Asset-Backed Pass-Through  Certificates,  Series 2007-KS2 or
         the  Counterparty  any  bankruptcy,   reorganization,   arrangement,  insolvency,  moratorium  or
         liquidation  proceedings or other  proceedings under U.S. federal or state or other bankruptcy or
         similar  laws.   Notwithstanding  the  foregoing,   nothing  herein  shall  prevent  Morgan  from
         participating  in any such proceeding once  commenced.  This provision shall survive  termination of this Agreement.

         Morgan hereby  acknowledges  and agrees that the  Counterparty's  obligations  hereunder  will be solely the limited  recourse  obligations of the  Counterparty  payable solely in accordance with the  priority of payments  set out in the  Pooling  Agreement,  and that Morgan will not have any recourse  to any  of the  directors,  officers,  employees,  shareholders  or  affiliates  of the
         Counterparty  with respect to any claims,  losses,  damages,  liabilities,  indemnities  or other obligations in connection with any transactions  contemplated  hereby.  Notwithstanding any other provisions  hereof,  recourse  in  respect  of any  obligations  of the  Counterparty  to  Morgan hereunder  or  thereunder  will  be  limited  to  the  Supplemental  Interest  Trust  and  on the exhaustion  thereof all claims against the  Counterparty  arising from this  Confirmation  or any other transactions contemplated hereby or thereby shall be extinguished.

(7)      ADDITIONAL REPRESENTATIONS.

         (a)  Section 3 is hereby amended by adding at the end thereof the following paragraphs:

         "(g) It is an "eligible  contract  participant"  under,  and as defined in, Section 1a(12) of the
         Commodity Exchange Act, as amended.

         (h) Each party represents to the other party:

                  (i)      NON-RELIANCE.  It is  acting  for  its own  account,  and it has  made  its own
                  independent   decisions  to  enter  into  that   Transaction  and  as  to  whether  that
                  Transaction  is  appropriate  or  proper  for it based  upon its own  judgment  and upon advice  from  such  advisers  as it  has  deemed  necessary.  It is not  relying  on any communication  (written  or  oral)  of the  other  party as  investment  advice  or as a recommendation  to enter into that  Transaction;  it being  understood that  information and  explanations  related to the terms and  conditions  of a  Transaction  shall not be considered  investment  advice or a recommendation  to enter into that  Transaction.  No communication  (written or oral)  received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

                  (ii)     ASSESSMENT  AND  UNDERSTANDING.  It is capable of  assessing  the merits of and understanding  (on its own  behalf or  through  independent  professional  advice),  and understands  and accepts,  the terms,  conditions and risks of that  Transaction.  It is also capable of assuming, and assumes, the risks of that Transaction.

                  (iii)    STATUS OF  PARTIES.  The other  party is not  acting as a  fiduciary  for or an adviser to it in respect of that Transaction."

         (b)  The additional representation shall be given by Morgan only:

         "(i)     PARI PASSU.  Its  obligations  under this  Agreement  rank equal and ratably with all of its other unsecured,  unsubordinated  obligations except those obligations preferred by operation of law."

(8)      AMENDMENT TO SECTION 9(B) OF THE  AGREEMENT.  Section 9(b) of the  Agreement is amended by adding the following sentence immediately following the end of the first sentence thereof:

                  "In addition,  no amendment  modification or waiver in respect of this Agreement will be effective unless the Rating Agency Condition is satisfied."

(9)      SET-OFF.  Notwithstanding  any  provision  of this  Agreement  or any  other  existing  or future agreement,  but subject to Section 2(c),  Section 6 and Part  6(3)(viii) of this Schedule a, each party  irrevocably  waives any and all rights it may have to set off,  net,  recoup or  otherwise withhold or suspend or condition  payment or  performance  of any  obligation  between it and the other  party  hereunder  against  any  obligation  between it and the other party under any other agreements.  The  provisions  for Set-off set forth in Section  6(e) of the  Agreement  shall not apply to this Agreement.

(10)     AMENDMENT  TO  SECTION  6(E) OF THE  AGREEMENT.  Section  6(e) of the  Agreement  is  amended  by deleting the last sentence of the introductory paragraph thereof.

(12)     MODIFICATION   TO  DEFINITION  OF   INDEMNIFIABLE   TAX.   Notwithstanding   the   definition  of
         "Indemnifiable  Tax" in Section  14, in  relation  to  payments  by  Morgan,  any Tax shall be an
         Indemnifiable  Tax,  and in  relations  to  payments  by the  Counterparty,  no Tax  shall  be an
         Indemnifiable  Tax.  For the  avoidance  of doubt,  the  foregoing  sentence  shall not by itself modify either  party's right to terminate a  Transaction  based on the  occurrence of a Tax Event or a Tax Event Upon Merger.

(13)     WAIVER  OF TAX  CONFIDENTIALITY.  Notwithstanding  anything  herein  to the  contrary,  any party subject to  confidentiality  obligations  hereunder or under any other related  document (and any employee,  representative  or other  agent of such party) may  disclose  to any and all  persons, without  limitation of any kind,  the U.S.  federal  income tax  treatment  and the U.S.  federal income tax  structure  of the  transactions  contemplated  hereby and all  materials  of any kind
         (including  opinions  or  other  tax  analyses)  that are  provided  to it  relating  to such tax treatment and tax structure.  However,  no such party shall disclose any information  relating to such tax  treatment  or tax  structure to the extent  nondisclosure  is  reasonably  necessary in order to comply with applicable securities laws.

(14)     RATING  AGENCY  NOTIFICATIONS.  Notwithstanding  any  other  provision  of this  Agreement,  this
         Agreement  shall not be amended,  no Early  Termination  Date shall be effectively  designated by the  Counterparty,  and no transfer of any rights or obligations  under this  Agreement  shall be made  (other  than a transfer  of all of Morgan's  rights and  obligations  with  respect to this
         Agreement in accordance  with Part 6(2)(a)  below) unless  Moody's,  S&P and Fitch have each been given prior written notice of such amendment, designation or transfer.

(15)     TRUSTEE  CAPACITY.  It is expressly  understood  and agreed by the parties hereto that insofar as this  Agreement is executed by the Trustee (i) this  Agreement is executed and  delivered by U.S.
         Bank National  Association,  not in its individual  capacity but solely as Supplemental  Interest
         Trust  Trustee,  on behalf of the  Supplemental  Interest  Trust,  for the benefit of RASC Series
         2007- KS2 Trust, Home Equity Mortgage  Asset-Backed  Pass-Through  Certificates,  Series 2007-KS2
         under  the  Pooling  and  Servicing  Agreement,  not in its  individual  capacity  but  solely as
         Supplemental  Interest Trust Trustee,  in the exercise of the powers and authority  conferred and vested in it thereunder,  (ii) under no circumstances  shall U.S. Bank National  Association,  in its individual  capacity be personally  liable for the payment of any indebtedness or expenses or be personally  liable for the breach or failure of any  obligation,  representation,  warranty or covenant  made or  undertaken  under  this  Agreement,  and  (iii)  each of the  representations, undertakings  and agreements  herein made on behalf of the  Counterparty is made and intended not as personal representations, undertakings and agreements of Counterparty.

(16)     FORM OF MASTER  AGREEMENT.  Morgan  and  Counterparty  hereby  agree that the text of the body of this  Master  Agreement  is  intended  to be the  exact  printed  form of ISDA  Master  Agreement
         (Multicurrency  - Cross Border) as published and  copyrighted by the  International  Swap Dealers
         Association, Inc.

(17)     ACKNOWLEDGMENT.  Morgan  acknowledges  that  Counterparty  has entered into this Agreement solely because it has been  directed to enter into this  Agreement  pursuant  to Section  4.10(a) of the
         Pooling and Servicing Agreement.

(18)     TRANSFER.  No transfer of this  Agreement  shall be made other than to a  transferee  (including, without limitation,  an Eligible Replacement) who agrees to execute an Indemnification  Agreement substantially similar to the Indemnification Agreement executed by Morgan.

(19)     TIMING OF  PAYMENTS  BY  COUNTERPARTY  UPON EARLY  TERMINATION.  Notwithstanding  anything to the contrary  in  Section  6(d)(ii),  to the  extent  that all or a  portion  (in  either  case,  the
         "Unfunded  Amount")  of any  amount  that is  calculated  as being  due in  respect  of any Early
         Termination  Date under  Section 6(e) from  Counterparty  to Morgan will be paid by  Counterparty from amounts  other than any upfront  payment  paid to  Counterparty  by an Eligible  Replacement that has entered a Replacement  Transaction  with  Counterparty,  then such Unfunded Amount shall be due on the next  subsequent  Distribution  Date  following the date on which the payment would have been payable as  determined  in  accordance  with Section  6(d)(ii),  and on any  subsequent
         Distribution  Dates  until  paid  in  full  (or if  such  Early  Termination  Date  is the  final
         Distribution  Date, on such final  Distribution  Date);  provided,  however,  that if the date on which the payment would have been payable as determined  in accordance  with Section  6(d)(ii) is a Distribution Date, such payment will be payable on such Distribution Date.

                                                  PART 6

                      DOWNGRADE PROVISIONS; TRANSFER; PAYMENTS ON EARLY TERMINATION;

(1)      RATINGS DOWNGRADE PROVISIONS.

Following  the  occurrence  of a Ratings  Event I and/or a Ratings  Event II, for as long as such  Ratings
Event I or Ratings Event II is  continuing,  the parties shall comply with the  following  provisions,  as applicable.

         I.       RATINGS EVENT I:

         A.  ACTIONS  UPON RATINGS  EVENT 1: Not later than 30 calendar  days after a Ratings  Event I has occurred and is continuing, Morgan shall, at its own expense:

                  (A) provide,  or cause to be provided,  an Eligible Guarantee to Counterparty in respect of all Morgan's present and future obligations under this Agreement;

                  or

                  (B) transfer  Morgan's rights and obligations  under the Agreement and all Confirmations pursuant to a Qualifying Novation;

                  or

                  (C) deliver  Eligible  Collateral to  Counterparty  in accordance  with the terms of the
                  Approved  Credit  Support  Document and,  following  such  delivery,  maintain  Eligible
                  Collateral as required under the Approved Credit Support Document;

         Morgan's  obligations  under  this  Part  6(1)(I)  shall  cease,  solely  with  respect  to  such occurrence,  if (A) there is no Ratings  Event I or (B) Morgan has either  provided  an  Eligible
         Guarantee  in respect of all  Morgan's  present and future  obligations  under this  Agreement or transferred its rights and obligations  pursuant to a Qualifying  Novation in accordance with the terms of this Schedule.

         B. ELIGIBLE GUARANTEE OR ELIGIBLE REPLACEMENT BELOW RATINGS EVENT I LEVELS

         If a  Qualifying  Novation  is  made to an  Eligible  Replacement  or an  Eligible  Guarantee  is
         provided and,  immediately  after the execution of such Qualifying  Novation or Eligible Guaranee
         (as  applicable),  there  is a  Ratings  Event  I,  then  (so  long  as such  Ratings  Event I is continuing)  Part 6(1)(I.A.)  above shall apply without regard to the 30 calendar day time period referred to therein.

         II.  RATINGS EVENT II

         A.  ACTIONS UPON RATINGS EVENT II

         If a Ratings Event II has occurred and is continuing, the following shall occur.

         Morgan shall, at its own expense,  use commercially  reasonable efforts to, as soon as reasonably practicable:

                  (A) provide,  or cause to be provided,  an Eligible Guarantee to Counterparty in respect of all Morgan's present and future obligations under this Agreement;

                  or

                  (B) transfer  Morgan's rights and obligations  under the Agreement and all Confirmations pursuant to a Qualifying Novation.

         If,  immediately  prior to such  Ratings  Event II,  Morgan is required  to deliver and  maintain
         Eligible  Collateral  following a Ratings  Event I, Morgan  shall  continue to maintain  Eligible
         Collateral under the Approved Credit Support Document.

                  If,  immediately  prior to such Ratings  Event II, Morgan is not required to deliver and maintain  Eligible  Collateral  following  a Ratings  Event I, then  Morgan  shall  post
                  Eligible  Collateral  in  accordance  with the  terms  of the  Approved  Credit  Support
                  Document  until  Morgan has  provided an Eligible  Guarantee  in respect of all Morgan's present  and future  obligations  under this  Agreement  or  transferred  its rights and obligations  pursuant  to a  Qualifying  Novation  in  accordance  with  terms  of  this
                  Schedule. In addition,  Morgan shall continue to use commercially  reasonable efforts to either  transfer  its rights and  obligations  pursuant to a  Qualifying  Novation or to provide an Eligible Guarantee in accordance with terms of this Schedule.

         Morgan's  obligations  under this Part 6(1) shall cease,  solely with respect to such occurrence, if (A) there is no Rating  Events II or (B) Morgan has either  provided an Eligible  Guarantee in respect of all Morgan's  present and future  obligations  under this Agreement or transferred its rights and obligations pursuant to a Qualifying  Novation,  in either case in accordance with the terms of this Schedule.

         B.  RATINGS EVENT II EVENT OF DEFAULT/ADDITIONAL TERMINATION EVENT

         Failure  by  Morgan to  comply  with the  requirement  of this  Part  6(1)II to use  commercially reasonable  efforts  to obtain an  Eligible  Guarantee  in respect of all  Morgan's  present  and future  obligations  under this  Agreement or Qualifying  Novation  shall  constitute an Event of
         Default with respect to Morgan.

         If Morgan has not,  within 10 Business Days of the occurrence of a Ratings Event II,  obtained an
         Eligible  Guarantee  in  respect  of all  Morgan's  present  and  future  obligations  under this
         Agreement  or effected a Qualifying  Novation,  it shall  constitute  an  Additional  Termination
         Event in respect of which Morgan is the sole  Affected  Party and all  Transactions  are Affected
         Transactions, but only if:

                   1.  (a) one or more  Eligible  Replacements  has  made a Firm  Offer  (in  response  to solicitation  either by Morgan or the  Counterparty) to be the transferee of a transfer pursuant to a Qualifying  Novation and/or (b) at least one entity has made a Firm Offer to  provide  an  Eligible  Guarantee  in respect  of all  Morgan's  present  and future obligations under this Agreement;

                   and

2.       such Ratings Event II is continuing.

         Failure  by Morgan to post or  maintain  Eligible  Collateral  in  accordance  with the  Approved
         Credit Support Document shall be an Event of Default under Section 5(a)(iii).

         III. DEFINITIONS

         As used herein:

         "Approved  Credit Support  Document"  means the 1994 ISDA Credit  Support Annex (ISDA  Agreements
         Subject to New York Law Only), as modified by the Paragraph 13 thereto,  and annexed  hereto.  An
         Approved  Credit  Support  Document  will be executed and delivered  contemporaneously  with this
         Agreement.

         "Business Day" shall have the meaning given to this term in the Confirmation.

         "Eligible  Guarantee"  means an  unconditional  and  irrevocable  guarantee that is provided by a
         guarantor  as  principal   debtor  rather  than  as  surety  and  directly   enforceable  by  the
         Counterparty and that meets the following conditions:

              1.  either  (A) a  law  firm  has  given  a  legal  opinion  confirming  that  none  of  the guarantor's  payments to the Counterparty will be subject to withholding tax or (B) such guarantee  provides  that,  in the event that any of such  guarantor's  payments  to the
                  Counterparty  are subject to  withholding  for tax,  such  guarantor  is required to pay such additional  amount as is necessary to ensure that the net amount actually  received by the  Counterparty  will equal the full amount the  Counterparty  would have  received had no such withholding been required; and

              2. the guarantor  must meet the Ratings  Event I Required  Ratings  and/or  Ratings Event II
                  Required  Ratings,  provided  that if such  guarantor  does not meet the Ratings Event I
                  Required  Ratings,  such guarantee shall not be an Eligible  Guarantee unless either the guarantor  or Morgan  delivers  Eligible  Collateral  in  accordance  with the  Approved
                  Credit Support Document at the time such Eligible Guarantee is provided; and

              3.  the Rating Agency Condition has been met with respect to S&P.

         "Eligible  Replacement"  means (i) an entity that satisfies the Ratings Event I Required  Ratings and/or  the  Ratings  Event II  Required  Ratings  or (ii) an entity  whose  present  and  future obligations  owing to the  Counterparty  are  guaranteed  pursuant to an Eligible  Guarantee by a guarantor  that  satisfies the Ratings Event I Required  Ratings and/or Ratings Event II Required
         Ratings.

         "Firm  Offer"  means an offer  which,  when made,  was capable of becoming  legally  binding upon acceptance.

         "Fitch" means Fitch Ratings or any successor thereto.

         "Moody's" means Moody's Investors Service, Inc. or any successor thereto.

         "Pooling  Agreement"  means the Pooling and  Servicing  Agreement,  dated as of February 1, 2007, among Residential Asset Securities Corporation,  as Depositor,  Residential Funding Company, LLC,
         as Master Servicer, and U.S. Bank National Association, as Trustee;

         "Qualifying  Novation"  means a  transfer  of all  rights  and  obligations  of Morgan  under all
         Transactions  that are the  subject  of this  Agreement  (which may  include a  transfer  of this
         Agreement)  to an  Eligible  Replacement  that is  party  to a  Replacement  Agreement  with  the
         Counterparty that meets the following conditions:

                      1.   if the  Eligible  Replacement  does  not  meet  the  Ratings  Event I  Required
                           Ratings,  such Eligible  Replacement delivers Eligible Collateral in accordance with the  Approved  Credit  Support  Document  at the  time of such  Qualifying
                           Novation; and

                      2.   if the Replacement  Agreement is this Agreement,  prior notice is given to S&P;
                           and

                      3.   if  the  Replacement  Agreement  is  not  this  Agreement,  the  Rating  Agency
                           Condition is met with respect to S&P.

         "Rating Agencies" means S&P, Moody's and Fitch.

         "Rating Agency Condition"  means, with respect to any particular  proposed act or omission to act hereunder  that the party acting or failing to act must consult with each of the Rating  Agencies
         (unless  otherwise  specified) then providing a rating of the  Certificates and receive from each
         Rating Agency a prior written  confirmation  that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of the Certificates.

         "Ratings  Event I" shall occur with  respect to S&P,  Moody's or Fitch if no Relevant  Entity has the  Ratings  Event I Required  Ratings as  specified  under  paragraph  (a) or (b)  thereof,  as applicable.

         An entity will have "Ratings Event I Required  Ratings" (a) with respect to Moody's,  (i) if such entity  is  the  subject  of  Moody's  Short-term  Rating,  such  rating  is  "Prime-1"  and  its long-term,  unsecured and  unsubordinated  debt  obligations are rated A2 or above by Moody's and
         (ii) if such entity is not the subject of a Moody's Short-term  Rating, its long-term,  unsecured and  unsubordinated  debt  obligations  are rated "A1" or above by Moody's,  (b) with  respect to
         S&P, (i) the S&P short-term  senior  unsecured debt rating of such entity is A-1 or above or (ii)
         if  such  entity  is not  the  subject  of an S&P  short-term  rating,  if its  long-term  senior unsecured  debt  rating  is A+ or above  and (c) with  respect  to Fitch,  if such  entity  has a short-term  senior  unsecured  rating of "F-1" or above or a long-term senior unsecured rating of
         "A" or above.

         "Ratings  Event II" shall occur with respect to S&P,  Moody's or Fitch if no Relevant  Entity has the Ratings Event II Required Ratings under paragraph (a) or (b) thereof, as applicable.

         An entity will have  "Ratings  Event II Required  Ratings"  (a) with  respect to Moody's,  (i) if such entity is the subject of a Moody's  Short-term  Rating, if such rating is "Prime-2" or above and its  long-term,  unsecured and  unsubordinated  debt  obligations  are rated "A3" or above by
         Moody's  and  (ii)  if such  entity  is not the  subject  a  Moody's  Short-term  Rating,  if its long-term,  unsecured and  unsubordinated  debt  obligations are rated "A3" by Moody's,  (b) with respect to S&P, such  entity's  long-term  senior  unsecured S&P debt rating is BBB- or above and
         (c) with respect to Fitch, if such entity has a short-term  senior  unsecured  rating of "F-2" or above or a long-term senior unsecured rating of "BBB+" or above.

         "Relevant  Entity"  means Morgan or any guarantor  under an Eligible  Guarantee in respect of all
         Morgan's present and future obligations under this Agreement.

         "Replacement  Agreement" means either (i) this Agreement,  if this Agreement is transferred to an
         Eligible   Replacement  in  the  course  of  a  Qualifying  Novation  or  (ii)  an  agreement  on substantially  the same terms as this  Agreement,  including  ratings  triggers,  credit  support documentation and other provisions of this Agreement.

         "S&P" means by Standard & Poor's Ratings Service or any successor thereto.

         "Supplemental Interest Trust" shall have the meaning set forth in the Pooling Agreement.

(2)      AMENDMENT TO SECTION 7 OF THE AGREEMENT.

         The following provisions shall be added to the end of Section 7:

         A.  Qualifying Novations

                  I. The  Counterparty  shall  determine  in it sole  discretion  at the  direction of the
                  Master Servicer,  acting in a commercially  reasonable manner, whether or not a transfer is a Qualifying Novation.

                  II. If an entity has made a Firm Offer (which remains capable of becoming legally binding upon acceptance) to be the transferee of a Qualifying Novation, the
                  Counterparty shall at Morgan's written request and cost, take any reasonable steps required to be taken by it to effect such transfer.

                  III. No consent from the Counterparty is required for a transfer that is a Qualifying
                  Novation and is required pursuant to Part 6(1) above.

         B. Other Transfers

         Transfers other than Qualifying Novations or transfers under Section 7(a) of this Agreement shall be effective only if Rating Agency Condition has been met.

(3)      TERMINATION AMOUNTS

         Notwithstanding  Section 6 of this  Agreement,  so long as Morgan  is (A) the  Affected  Party in respect of a Termination  Event or (B) the  Defaulting  Party in respect of any Event of Default, paragraphs (i) to (viii) below shall apply:

         (i)      The  Counterparty  shall not designate as an Early  Termination Date a date earlier than
         10 Business Days after the notice designating such Early Termination Date becomes effective.

         (ii)     The  definition  of "Market  Quotation"  shall be deleted in its  entirety  and replaced with the following:

                  ""MARKET QUOTATION" means, with respect to one or more Terminated  Transactions,  a Firm
                  Offer  (which  may be  solicited  by either the  Counterparty  at the  direction  of the
                  Master  Servicer  or Morgan)  which is (1) made by a Reference  Market-maker  that is an
                  Eligible  Replacement,  (2)  for an  amount  that  would  be  paid  to the  Counterparty
                  (expressed  as a  negative  number)  or by the  Counterparty  (expressed  as a  positive number)  in  consideration  of an  agreement  between  Counterparty  and such  Reference
                  Market-maker  to enter into a transaction  (the  "REPLACEMENT  TRANSACTION")  that would have the effect of preserving  for such party the economic  equivalent of any payment or delivery  (whether the  underlying  obligation  was absolute or contingent  and assuming the  satisfaction of each applicable  condition  precedent) by the parties under Section
                  2(a)(i) in respect of such Terminated  Transactions  that would,  but for the occurrence of the relevant  Early  Termination  Date,  have been required after that date, (3) made on the basis that Unpaid  Amounts in respect of the  Terminated  Transactions  are to be excluded  but,  without  limitation,  any  payment or delivery  that would,  but for the relevant Early  Termination  Date,  have been required  (assuming  satisfaction  of each applicable  condition  precedent)  after that Early  Termination  Date is to be included and (4) made in respect of a Replacement  Transaction with terms  substantially the same as those of this  Agreement and the  Indemnification  Agreement  (save for the exclusion of provisions relating to Transactions that are not Terminated Transactions)."

         (iii)    The  definition  of  "Settlement  Amount"  shall be deleted in its entirety and replaced with the following:

                  "SETTLEMENT  AMOUNT" means,  with respect to any Early  Termination  Date, an amount (as determined by the  Counterparty  at the direction of the Master  Servicer)  equal to the
                  Termination  Currency  Equivalent  of the amount  (whether  positive or negative) of any
                  Market  Quotation  for the  relevant  Terminated  Transaction  or  group  of  Terminated
                  Transactions  that is  accepted  by the  Counterparty  at the  direction  of the  Master
                  Servicer so as to become legally binding, provided that:

(a)      If,  on or  before  the day  falling  ten Local  Business  Days  after the day on which the Early
                            Termination  Date is designated or such later day as Counterparty  may specify
                            in  writing  to  Morgan,   (but  in  either  case  no  later  than  the  Early
                            Termination  Date) (such day,  the  "Latest  Settlement  Amount  Determination
                            Date"), no Market Quotation for the relevant  Terminated  Transaction or group
                            of  Terminated   Transactions   has  been  accepted  by  Counterparty  at  the
                            direction of the Master  Servicer so as to become  legally  binding and one or more Market  Quotations have been made and remain capable of becoming  legally binding upon  acceptance,  the Settlement  Amount shall equal the  Termination
                            Currency  Equivalent  of the amount  (whether  positive  or  negative)  of the lowest of such Market Quotation; or

(b)      If on the Latest  Settlement  Amount  Determination  Date no Market  Quotation  for the  relevant
                            Terminated  Transaction  or group of  Terminated  Transactions  is accepted by the  Counterparty  at the  direction  of the Master  Servicer  so as to become legally  binding and no Market  Quotations  have been made and remain  capable of becoming  legally  binding upon  acceptance,  the  Settlement  Amount shall equal the  Counterparty's  Loss  (whether  positive  or  negative  and without reference to any Unpaid  Amounts) for the relevant  Terminated  Transaction or group of Terminated Transactions."

         (iv)     For  the  purpose  of  paragraph  (4)  of  the  definition  of  Market  Quotation,   the
         Counterparty  shall  determine  in its  sole  discretion,  acting  in a  commercially  reasonable manner,  whether a Firm Offer is made in respect of a  Replacement  Transaction  with  commercial terms  substantially  the same as those of this  Agreement  (save for the exclusion of provisions relating to Transactions that are not Terminated Transactions).

         (v)      At any time on or before the Latest  Settlement  Amount  Determination  Day at which two or more Market  Quotations  remain  capable of becoming  legally  binding  upon  acceptance,  the
         Counterparty shall be entitled to accept only the lowest of such Market Quotations.

         (vi)     If the  Counterparty at the direction of the Master Servicer  requests Morgan in writing to obtain Market  Quotations,  Morgan shall use its reasonable  efforts to do so on or before the
         Latest Settlement Amount Determination Day.

         (vii)    Morgan  may  also  elect  to  obtain  Market  Quotations  without  a  request  from  the
         Counterparty.

         (viii)   If the  Settlement  Amount is a negative  number,  Section  6(e)(i)(3) of this Agreement shall be deleted in its entirety and replaced with the following:

                  "SECOND METHOD AND MARKET  QUOTATION.  If Second Method and Market  Quotation apply, (1)
                  the  Counterparty  shall  pay to Morgan an  amount  equal to the  absolute  value of the
                  Settlement  Amount in  respect  of the  Terminated  Transactions,  (2) the  Counterparty
                  shall pay to Morgan the Termination  Currency  Equivalent of the Unpaid Amounts owing to
                  Morgan  and  (3)  Morgan  shall  pay  to  the  Counterparty  the  Termination   Currency
                  Equivalent  of the Unpaid  Amounts owing to the  Counterparty,  provided  that,  (i) the amounts  payable  under (2) and (3) shall be  subject  to  netting  in  accordance  with
                  Section 2(c) of this  Agreement  and (ii)  notwithstanding  any other  provision of this
                  Agreement,  any amount  payable by Morgan under (3) shall not be netted-off  against any amount payable by the Counterparty under (1)."

Please confirm your agreement to the terms of the foregoing Schedule by signing below.

                                                     JPMORGAN CHASE BANK, N.A.

                                                     By:    __________________________
                                                            Name:
                                                            Title:

                                                     U.S. BANK NATIONAL ASSOCIATION, NOT IN ITS
                                                     INDIVIDUAL CAPACITY BUT SOLELY AS SUPPLEMENTAL
                                                     INTEREST TRUST TRUSTEE FOR THE BENEFIT OF RASC
                                                     SERIES 2007- KS2 SUPPLEMENTAL INTEREST TRUST WITH
                                                     RESPECT TO HOME EQUITY MORTGAGE ASSET-BACKED
                                                     PASS-THROUGH CERTIFICATES, SERIES 2007-KS2

                                                     By:    __________________________
                                                            Name:
                                                            Title:

                                                                                                   ANNEX A

                                             PARAGRAPH 13 TO
                                           CREDIT SUPPORT ANNEX

                                          to the Schedule to the
                                             Master Agreement

                                      dated as of February 23, 2007

                                                 between

-------------------------------------------------- ---------- -----------------------------------------------
            JPMORGAN CHASE BANK, N.A.                 and       U.S. BANK NATIONAL ASSOCIATION, NOT IN ITS
                   ("MORGAN")                                       INDIVIDUAL CAPACITY BUT SOLELY AS
                                                               SUPPLEMENTAL INTEREST TRUST TRUSTEE FOR THE
                                                               BENEFIT OF RASC SERIES 2007-KS2 SUPPLEMENTAL
                                                                INTEREST TRUST WITH RESPECT TO HOME EQUITY
                                                                    MORTGAGE ASSET-BACKED PASS-THROUGH
                                                              CERTIFICATES, SERIES 2007-KS2 ("COUNTERPARTY")
-------------------------------------------------- ---------- -----------------------------------------------

Paragraph 13. Elections and Variables

(a)      SECURITY  INTEREST FOR  "OBLIGATIONS".  The term  "Obligations" as used in this Annex includes no additional obligations with respect to either party.

(b)      CREDIT SUPPORT OBLIGATIONS.

         (i)      Delivery Amount, Return Amount and Credit Support Amount.

                  (A)      "DELIVERY  AMOUNT" has the meaning specified in Paragraph 3(a), except that the words  "upon a  demand  made  by the  Transferee  on or  promptly  following  a
                           Valuation  Date" shall be deleted and replaced by the words "on each  Valuation
                           Date".

                  (B)      "RETURN AMOUNT" has the meaning specified in Paragraph 3(b).

                  (C)      "CREDIT SUPPORT AMOUNT" shall mean the Independent Amount.

         (ii)     Eligible  Collateral.  The items  specified  on Appendix A attached  hereto will qualify as  "Eligible  Collateral"  with the lower of the  specified  Valuation  Percentages  to apply.

         (iii)    Other  Eligible  Support.  There shall be no "Other  Eligible  Support"  for purposes of this Annex, unless agreed in writing between the parties.

         (iv)     Thresholds.

                  (A)      "INDEPENDENT  AMOUNT" shall mean the greater of (i) the S&P Independent  Amount and (ii) the Moody's Independent Amount.

                  (B)      "THRESHOLD" means with respect to Morgan:  infinity,  provided that if delivery of Eligible  Collateral  is required  following a Ratings  Event I or a Ratings
                           Event II pursuant to the Schedule, the Threshold shall be zero.

                           "THRESHOLD" means with respect to Counterparty:  infinity.

                  (C)      "MINIMUM  TRANSFER  AMOUNT",  with  respect to a party on any  Valuation  Date, means U.S. $100,000 (unless the notional amount is less than U.S.  $50,000,000, in which case  the Minimum Transfer Amount shall be U.S.$50,000).

                  (D)      Rounding.  The  Delivery  Amount,  rounded  up, and with  respect to the Return
                           Amount, rounded down, to the nearest integral multiple of $1,000 respectively.

         (v)      "EXPOSURE"  has the  meaning  specified  in  Paragraph  12,  except  that after the word
                  "Agreement"  the  words  "(assuming  , for this  purpose  only,  that  Part  6(3) of the
                  Schedule is deleted)"  shall be inserted and (2) on the last line of the  definition  of
                  Exposure,  the  words  "with  terms  substantially  the same as those of this  Agreement after the words "Replacement Transaction."

(c)      VALUATION AND TIMING.

(11)     (i)      "VALUATION  AGENT" means Morgan;  provided,  however,  that if an Event of Default shall have occurred with respect to which Morgan is the Defaulting Party,  Counterparty  shall have the right to designate as Valuation  Agent an  independent  party,  reasonably  acceptable to Morgan, the cost of which shall be borne by Morgan.  The  Valuation  Agent's  calculations  shall be made in accordance  with standard market  practices  using commonly  accepted third party sources such as Bloomberg or Reuters.

         (ii)     "VALUATION DATE" means weekly on the last Local Business Day of each week.

         (iii)    "VALUATION  TIME" means the close of business in the city of the Valuation  Agent on the
                  Valuation Date or date of calculation, as applicable.

         (iv)     "NOTIFICATION TIME" means 12:00 p.m., New York time, on a Local Business Day.

         (v)      STANDARD & POOR'S  MARK-TO-MARKET  PROCEDURES.  This Agreement and the Posted Collateral
                  shall be  marked-to-market  no less than once per week and additional  collateral should be posted if necessary.  For as long as the Morgan's  rating is A-2/BBB+ or higher,  the mark-to-market  valuations can be based upon internal  marks.  If Morgan's rating is BBB or lower,  Morgan  shall get an external  verification  of its mark on a monthly  basis.
                  The  verification  of the mark can be  obtained  by an  independent  third  party  (i.e.
                  trustee,  administrator,  manager),  and cannot be verified by the same entity more than four times in any 12-month period. In addition, the external  mark-to-market  valuations should  reflect the higher of two bids from  counterparties  that would be eligible  and willing to provide  the swap in the  absence of the  current  provider.  The  collateral requirement  should be based on the greater of the internal and external marks,  and any deficiencies  in collateral  value must be cured within three days.  Morgan shall submit to  Standard  &  Poor's  the  internal  mark-to-market  calculations.  Once  Morgan  has verified  the  mark-to-market  valuation,  it shall  submit to Standard & Poor's the two bids provided by external parties.

(d)      CONDITIONS PRECEDENT.  Not applicable.

(e)      SUBSTITUTION.

         (i)      "SUBSTITUTION DATE" has the meaning specified in Paragraph 4(d)(ii).

         (ii)     CONSENT.  Inapplicable.

(f)      DISPUTE RESOLUTION.

         (i)      "RESOLUTION  TIME" means 1:00 p.m.,  New York time, on the Local  Business Day following the date on which the notice is given that gives rise to a dispute under Paragraph 5.

         (ii)     VALUE.  For the purposes of  Paragraphs  5(i)(C) and 5(ii),  the Value of Posted  Credit
                  Support other than Cash will be calculated as follows:

                  (A)      with respect to any  Eligible  Collateral  except Cash,  the sum of (I) (x) the mean of the high bid and low asked prices  quoted on such date by any principal market maker for such Eligible  Collateral  chosen by the Disputing  Party,  or
                           (y) if no  quotations  are  available  from a principal  market  maker for such date,  the mean of such high bid and low asked prices as of the first day prior to such date on which such  quotations  were  available,  plus (II) the accrued interest on such Eligible  Collateral  (except to the extent  Transferred  to a party  pursuant to any  applicable  provision of this  Agreement or included in the  applicable  price  referred to in (I) of this clause (A)) as of such date;
                           multiplied by the applicable Valuation Percentage.

         (iii)    ALTERNATIVE.  The provisions of Paragraph 5 will apply.

(g)      HOLDING AND USING POSTED COLLATERAL.

         (i)      Eligibility  to Hold  Posted  Collateral;  Custodians.  Counterparty  and its  Custodian
                  will be entitled to hold Posted  Collateral  pursuant to Paragraph  6(b);  provided that the following conditions applicable to it are satisfied:

                  (1)      Counterparty is not a Defaulting Party; and

                  (2)      Posted Collateral may be held only in the following jurisdictions:

                           New  York  State  or such  other  state  in the  United  States  in  which  the
                           Counterparty is located; and

                  (3)      the account is segregated from all other accounts held by the  Counterparty and its Custodian.

                  (4)      Party B may appoint as Custodian  (A) the entity then serving as Trustee  under the  Pooling  Agreement  or (B) any other  entity if such  entity  (or,  to the extent applicable,  the parent company or credit support provider) shall have a long-term  senior  unsecured debt rating by S&P of at least "A" or a short-term senior unsecured debt rating of at least "A-1" by S&P.

                  Initially, the Custodian for Counterparty is: None

         (ii)     Use of  Posted  Collateral.  The  provisions  of  Paragraph  6(c)(i)  will not  apply to
                  Counterparty but the provisions of Paragraph 6(c)(ii) will apply to the Counterparty.

(h)      DISTRIBUTIONS AND INTEREST AMOUNT.

         (i)      Interest  Rate.  "INTEREST  RATE"  will  be  the  annualized  rate  of  return  actually achieved  on the  Posted  Collateral  in the form of Cash  during  the  related  posting period.

         (ii)     Transfer of Interest  Amount.  The Transfer of the Interest  Amount will be made monthly
                  on  the  second  Local  Business  Day  of  each  calendar   month;   provided  that  the
                  Counterparty  shall not be obliged to so transfer any Interest  Amount  unless and until it has earned and received such interest.

         (iii)    Alternative to Interest Amount.  The provisions of Paragraph 6(d)(ii) will apply.

(i)      Additional Representation(s).  Not Applicable.

(j)      Other Eligible Support and Other Posted Support.

         (i)      "VALUE"  with respect to Other  Eligible  Support and Other Posted  Support  means:  Not
                  Applicable.

         (ii)     "TRANSFER"  with respect to Other Eligible  Support and Other Posted Support means:  Not
                  Applicable

(k)      DEMANDS AND NOTICES.

All demands,  specifications  and notices under this Annex will be made pursuant to the Notices Section of this Agreement, unless otherwise specified here:

         Counterparty:

         RASC Series 2007-KS2 Trust
         c/o U.S. Bank National Association
         60 Livingston Avenue
         EP-MN-WS3D
         St. Paul, MN  55107
         Facsimile No.: 651-495-8090
         Telephone No.: 651-495-3880

         Morgan:

         JPMorgan Chase Bank, N.A.
         Attention:  Legal Department-Derivatives Practice Group
         270 Park Avenue, 41st Floor
         New York, New York  10017-2070
         Telex No.: 232337; Answerback:  CBC UR

(l)      ADDRESSES FOR TRANSFERS.

         Counterparty: as set forth in notices to Morgan from time to time

         Morgan:

         JPMorgan Chase Bank, N.A.
         Attention:  Legal Department-Derivatives Practice Group
         270 Park Avenue, 41st Floor
         New York, New York  10017-2070
         Telex No.: 232337; Answerback:  CBC UR

(m)      MORGAN AS PLEDGOR AND COUNTERPARTY AS SECURED PARTY.
         (i)      Modification  to  Paragraph  1:  The  following  subparagraph  (b)  is  substituted  for subparagraph (b) of this Annex:

                  (b) Secured  Party and Pledgor.  All  references  in this Annex to the  "Secured  Party"
                  will be to  Counterparty  and all  corresponding  references to the "Pledgor" will be to
                  Morgan.

         (ii)     Modification  to Paragraph 2: The following  Paragraph 2 is substituted  for Paragraph 2 of this Annex:

                  Paragraph 2. Security  Interest.  The Pledgor hereby  pledges to the Secured  Party,  as security  for its  Obligations,  and  grants  to the  Secured  Party  a  first  priority continuing  security  interest  in,  lien on and right of  Set-Off  against  all  Posted
                  Collateral  Transferred  to or  received  by  the  Secured  Party  hereunder.  Upon  the
                  Transfer  by the  Secured  Party to the  Pledgor  of  Posted  Collateral,  the  security interest  and  lien  granted  hereunder  on that  Posted  Collateral  will  be  released immediately and, to the extent possible, without any further action by either party.

         (iii)    Modification  to Paragraph 9: The following  first clause of Paragraph 9 is  substituted for the first clause of Paragraph 9 of this Annex:

                  Paragraph  9.  Representations.  The  Pledgor  represents  to the Secured  Party  (which representations  will be deemed  to be  repeated  as of each date on which it  Transfers
                  Eligible Collateral) that:

                  (iv)     Modification  to  Paragraph  10:  Clauses  "10(a)"  and  "10(b)" are amended by adding the following sentence to the end of that paragraph:

                    "Notwithstanding  the preceding  sentence,  the Pledgor shall pay all reasonable costs incurred by the Secured Party in connection with any exchange  pursuant to this Credit
                    Support Annex."

         (iv)     Modifications  to Paragraph  12: The  following  definitions  of "Pledgor"  and "Secured
                  Party" are  substituted  for the definitions of those terms contained in Paragraph 12 of this Annex:

                  "PLEDGOR" means Morgan

                  "SECURED PARTY" means Counterparty

(n)      INDEPENDENT AMOUNTS

                  (i)      Addition  to  Paragraph  12:  The  "S&P  INDEPENDENT  AMOUNT"  means,  for  any
                  Valuation  Date, (i) if a Ratings Event I with respect to S&P has not occured,  zero, or
                  (ii)  otherwise,  the sum of (x) the Exposure and (y) the sum of the Volatility  Buffers
                  determined  by the  Valuation  Agent  with  respect to each  Transaction  subject to the
                  Agreement.

                           "VOLATILITY  BUFFER" means,  with respect to a Transaction,  an amount equal to the  product  of (a)  the  Factor  applicable  to the  Transaction  and (b) the
                           Notional Amount of the Transaction.

                           "FACTOR"  means,  with  respect to a  Transaction,  a  percentage  dependent on
                           Morgan's  Counterparty  Rating  by  S&P,  and  the  original  maturity  of  the
                           Transaction  and  determined  by  the  Valuation  Agent  by  reference  to  the following table:

                           ------------------------ ------------------- ------------------ -----------------
                           S&P Counterparty           Maturities up     Maturities up to    Maturities up
                           Rating                     to 5 years (%)    10 years (%)        to 30 years (%)
                           ------------------------ ------------------- ------------------ -----------------
                           ------------------------ ------------------- ------------------ -----------------
                           A-2                        3.25              4.00                4.75
                           ------------------------ ------------------- ------------------ -----------------
                           ------------------------ ------------------- ------------------ -----------------
                           A-3                        4.00              5.00                6.25
                           ------------------------ ------------------- ------------------ -----------------
                           ------------------------ ------------------- ------------------ -----------------
                           BB+ or lower               4.50              6.75                7.50
                           ------------------------ ------------------- ------------------ -----------------

                (ii)  Addition to Paragraph 12: The "MOODY'S INDEPENDENT AMOUNT" means,

                           (i) for so long as the no  Ratings  Event  I has  occurred  and is  continuing, zero;

                           (ii) If a Ratings  Event I with respect to Moody's has been  continuing  for at least 30 Business Days and either:

                                    (a) no  Ratings  Downgrade  Event  II  with  respect  to  Moody's  has occurred and is continuing; or

                                    (b) a Ratings  Downgrade  Event II with  respect to  Moody's  has been continuing  for  less  than 30  Business  Days,  the  Ratings  Event I
                                    Collateral Amount specified in Appendix B hereto; and

                           (iii) If neither (i) nor (ii) is  applicable,  the Ratings  Event II Collateral
                           Amount specified in Appendix C hereto.
(o)      OTHER PROVISIONS

        (i)       Modification  to  Paragraph  7:  Clause  "(iii)" of  Paragraph 7 shall be deleted in its entirety.

        (ii)      Modification  to  Paragraph  10:  Clauses  "10(a)" and "10(b)" are amended by adding the following sentence to the end of that paragraph:

                  "Notwithstanding  the preceding  sentence,  the Pledgor shall pay all  reasonable  costs incurred by the Secured  Party in connection  with any exchange  pursuant to this Credit
                  Support Annex."

         (iii)    Modification  to  Paragraph  12:  Clause  "(B)" of the  definition  of  "Value"  will be substituted to read in its entirety as follows:

                  "(B) a security,  the bid price obtained by the Valuation  Agent from one of the Pricing
                  Sources multiplied by the applicable Valuation Percentage, if any;"

         (iv)     Addition  to  Paragraph  12: The  following  definition  of "Pricing  Sources"  shall be added  immediately  after  the  definition  of the  term  "Posted  Credit  Support"  and immediately  prior to the  definition of the term  "Recalculation  Date" in Paragraph 12 of this Annex:

                  "PRICING  SOURCES"  means  the  sources  of  financial  information  commonly  known  as
                  Bloomberg,   Bridge  Information  Services,   Data  Resources  Inc.,   Interactive  Data
                  Services,   International  Securities  Market  Association,   Merrill  Lynch  Securities
                  Pricing  Service,  Muller Data  Corporation,  Reuters,  Wood Gundy,  Trepp  Pricing,  JJ
                  Kenny, S&P and Telerate.

         (v)      Morgan and  Counterparty  agree that the text of the body of this Annex is  intended  to be the exact printed form of ISDA Credit Support Annex (Bilateral  Form-ISDA  Agreements
                  Subject to New York Law Only) as published and  Copyrighted by the  International  Swaps and Derivatives Association, Inc.

         (vi)     "NOTIONAL  AMOUNT" means,  with regard to an interest rate swap, the notional amount set forth in the  confirmation  thereof,  and, with respect to a currency swap,  including a
                  cross-currency   interest  rate  swap,  the  notional  amount,   as  set  forth  in  the
                  confirmation,  of that leg of the  transaction  that is denominated in the same currency as the relevant rated Certificates.

         (vii)    "TRANSACTION-SPECIFIC  HEDGE"  means  (A)  any  Transaction  that  is a  cap,  floor  or swaption,  or (B)  any  Swap  Transaction  in  which  (x)  the  Notional  Amount  of the
                  Transaction  is "balance  guaranteed"  or (y) the  Notional  Amount for any  Calculation
                  Period  otherwise is not a specific  dollar amount that is fixed at the inception of the
                  Transaction.

                                 [Remainder of Page Intentionally Blank]

ACCEPTED AND AGREED:

JPMORGAN CHASE BANK, N. A.

By:  __________________________________
Name:
Title:

U.S. BANK NATIONAL  ASSOCIATION,  NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS SUPPLEMENTAL INTEREST TRUST
TRUSTEE FOR THE BENEFIT OF RASC SERIES 2007- KS2  SUPPLEMENTAL  INTEREST TRUST WITH RESPECT TO HOME EQUITY
MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2007-KS2

By:  __________________________________
Name:
Title:

                                                Appendix A
                                          VALUATION PERCENTAGES
          Applicable if the rated Certificates issued by the Counterparty are U.S.$ Denominated

---------------------------- ---------------------------- -------------------- ------------------------------
                               MOODY'S RATINGS EVENT I      MOODY'S RATINGS                 S&P
                                                               EVENT II

                             ---------------------------- -------------------- ------------------------------
        INSTRUMENT
---------------------------- -------------------------- ---------------------- ------------------------------
     U.S. Dollar Cash                    100%                  100%                         100
---------------------------- -------------------------- ---------------------- ------------------------------
         EURO Cash                        97%                   93%                        89.8
---------------------------- -------------------------- ---------------------- ------------------------------
       Sterling Cash                      97%                   94%                        91.9
---------------------------- -------------------------- ---------------------- ------------------------------
Fixed-Rate Negotiable Treasury Debt Issued by The U.S. Treasury Department with Remaining Maturity
          <1 year                     100%                  100%                        98.6
       1 to 2 years                      100%                   99%                        97.3
       2 to 3 years                      100%                   98%                        95.8
       3 to 5 years                      100%                   97%                        93.8
       5 to 7 years                      100%                   95%                        91.4
       7 to 10 years                     100%                   94%                        90.3
      10 to 20 years                     100%                   89%                        87.9
         >20 years                    100%                   87%                        84.6
Floating-Rate Negotiable Treasury Debt Issued by The U.S. Treasury Department
      All Maturities                   100%                     99%                   N/A
---------------------------- -------------------------- ---------------------- ------------------------------
Fixed-Rate U.S. Agency Debentures with Remaining Maturity
          <1 year                     100%                   99%                         98
       1 to 2 years                      100%                   98%                        96.8
       2 to 3 years                      100%                   97%                        96.3
       3 to 5 years                      100%                   96%                        94.5
       5 to 7 years                      100%                   94%                        90.3
       7 to 10 years                     100%                   93%                        86.9
      10 to 20 years                     100%                   88%                        82.6
         >20 years                    100%                   86%                        77.9
Floating-Rate U.S. Agency Debentures -
      All Maturities                     100%                   98%                   N/A
---------------------------- -------------------------- ---------------------- ------------------------------
Floating-Rate Euro-Zone Government Bonds Rated AA3 or Above and AAA by S&P with Remaining Maturity
          <1 year                      97%                   93%                         98
       1 to 2 years                       97%                   92%                        96.3
       2 to 3 years                       97%                   91%                        95.8
       3 to 5 years                       97%                   89%                        89.3
       5 to 7 years                       97%                   87%                        85.7
       7 to 10 years                      97%                   86%                        80.7
      10 to 20 years                      97%                   82%                        72.5
      >20 years                        97%                   80%
Floating-Rate Euro-Zone Government Bonds Rated AA3 or Above
      All Maturities                      97%                   92%
---------------------------- -------------------------- ---------------------- ------------------------------
Fixed-Rate United Kingdom Gilts with Remaining Maturity
       <1 year                         97%                   93%
       1 to 2 years                       97%                   92%
       2 to 3 years                       97%                   91%
       3 to 5 years                       97%                   90%
       5 to 7 years                       97%                   89%
       7 to 10 years                      97%                   88%
      10 to 20 years                      97%                   84%
      >20 years                        97%                   82%
Floating-Rate United Kingdom Gilts
      All Maturities                      97%                   93%
---------------------------- -------------------------- ---------------------- ------------------------------

For purposes of Appendix A:

         (a) "Agency  Debentures"  means negotiable debt obligations which are fully guaranteed as to both principal and interest by the Federal  National  Mortgage  Association,  the Government  National
         Mortgage  Association or the Federal Home Loan Mortgage  Corporation,  but excluding (i) interest only and principal only  securities and (ii)  Collateralized  Mortgage  Obligations,  Real Estate
         Mortgage Investment Conduits and similar derivative securities.

                                                APPENDIX B
                                    RATINGS EVENT I COLLATERAL AMOUNTS

The  Ratings  Event I  Collateral  Amount  will be equal to the greater of (A) zero and (B) the sum of (x)
the  Exposure  and (y)  the  aggregate  of the  Additional  Ratings  Event I  Collateral  Amounts  for all
Transactions.

"Additional  Ratings Event I Collateral Amount" means, for each Transaction,  the Notional Amount for such
Transaction multiplied by the applicable percentage as specified below.

               ----------------------------------------------------------------------------------

                POTENTIAL INCREASE OF MID-MARKET VALUATION OF SWAPS, CAPS, FLOORS & TRANSACTION
                                                SPECIFIC HEDGES
                      WEIGHTED AVERAGE          INTEREST RATE HEDGES        CURRENCY HEDGES
                       LIFE OF HEDGE
                          IN YEARS
               1 or less                               0.25%                   2.20%
               2  or more but less than 3              0.50%                   2.40%
               3 or more but less than 4               0.70%                   2.60%
               4 or more but less than 5               1.00%                   2.80%
               5 or more but less than 6               1.20%                   2.90%
               6 or more but less than 7               1.40%                   3.10%
               7 or more but less than 8               1.60%                   3.30%
               8 or more but less than 9               1.80%                   3.40%
               9 or more but less than 10              2.00%                   3.60%
               10 or more but less than 11             2.20%                   3.80%
               11 or more but less than  12            2.30%                   3.90%
               12 or more but less than 13             2.50%                   4.00%
               13 or more but less than 14             2.70%                   4.10%
               14 or more but less than 15             2.80%                   4.30%
               15 or more but less than 16             3.00%                   4.40%
               16 or more but less than 17             3.20%                   4.50%
               17 or more but less than 18             3.30%                   4.60%
               18 or more but less than 19             3.50%                   4.80%
               19 or more but less than 20             3.60%                   4.905
               20 or more but less than 21             3.70%                   5.00%
               21 or more but less than 22             3.90%                   5.00%
               22 or more but less than 23             4.00%                   5.00%
               23 or more but less than 24             4.00%                   5.00%
               24 or more but less than 25             4.00%                   5.00%
               25 or more but less than 26             4.00%                   5.00%
               26 or more but less than 27             4.00%                   5.00%
               27 or more but less than 28             4.00%                   5.00%
               28 or more but less than 29             4.00%                   5.00%
               29 or more but less than 30             4.00%                   5.00%
               30 or more                              4.00%                   5.00%

                                                APPENDIX C
                                    RATINGS EVENT II COLLATERAL AMOUNT

The Ratings  Event II  Collateral  Amount will be equal to the greater of (A) zero,  (B) the sum,  for all
Transaction,  of the  next  payment  owed  by  Morgan  under  each  Transaction  or (C) the sum of (x) the
Exposure  and  (y)  the  aggregate  of  the  Additional  Ratings  Event  II  Collateral  Amounts  for  all
Transactions.

"Additional  Ratings Event II Collateral  Amount" means,  for each  Transaction,  the Notional  Amount for such Transaction multiplied by the applicable percentage as specified below.

--------------------------------------------------------------------------- ------------------------------------------

                                                 SWAPS ONLY                        TRANSACTION SEPCIFIC HEDGES
        WEIGHTED AVERAGE           INTEREST RATE SWAP     CURRENCY SWAP      INTEREST RATE SWAP      CURRENCY SWAP
          LIFE OF HEDGE
            IN YEARS

================================== =================== ==================== ===================== ====================
1 or less                                  0.60%               7.25%               0.75%                 7.40%
2  or more but less than 3                 1.20%               7.50%               1.50%                 7.80%
3 or more but less than 4                  1.70%               7.70%               2.20%                 8.20%
4 or more but less than 5                  2.30%               8.00%               2.90%                 8.50%
5 or more but less than 6                  2.80%               8.20%               3.60%                 8.90%
6 or more but less than 7                  3.30%               8.40%               4.20%                 9.20%
7 or more but less than 8                  3.80%               8.60%               4.80%                 9.60%
8 or more but less than 9                  4.30%               8.80%               5.40%                 9.90%
9 or more but less than 10                 4.80%               9.00%               6.00%                10.20%
10 or more but less than 11                5.30%               9.20%               6.60%                10.50%
11 or more but less than  12               5.60%               9.30%               7.00%                10.70%
12 or more but less than 13                6.00%               9.50%               7.50%                11.00%
13 or more but less than 14                6.40%               9.70%               8.00%                11.30%
14 or more but less than 15                6.80%               9.80%               8.50%                11.50%
15 or more but less than 16                7.20%              10.00%               9.00%                11.80%
16 or more but less than 17                7.60%              10.00%               9.50%                12.00%
17 or more but less than 18                7.90%              10.00%               9.90%                12.00%
18 or more but less than 19                8.30%              10.00%               10.40%               12.00%
19 or more but less than 20                8.60%              10.00%               10.80%               12.00%
20 or more but less than 21                9.00%              10.00%               11.00%               12.00%
21 or more but less than 22                9.00%              10.00%               11.00%               12.00%
22 or more but less than 23                9.00%              10.00%               11.00%               12.00%
23 or more but less than 24                9.00%              10.00%               11.00%               12.00%
24 or more but less than 25                9.00%              10.00%               11.00%               12.00%
25 or more but less than 26                9.00%              10.00%               11.00%               12.00%
26 or more but less than 27                9.00%              10.00%               11.00%               12.00%
27 or more but less than 28                9.00%              10.00%               11.00%               12.00%
28 or more but less than 29                9.00%              10.00%               11.00%               12.00%
29 or more but less than 30                9.00%              10.00%               11.00%               12.00%
30 or more                                 9.00%              10.00%               11.00%               12.00%
---------------------------------- ------------------- -------------------- --------------------- --------------------